                                                                    Exhibit 10.1
                                                                  Execution Copy

                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                            GLOBALOPTIONS GROUP, INC.

                                       AND

                         JAMES LEE WITT ASSOCIATES, LLC

                          DATED AS OF JANUARY 13, 2006

                                    EXHIBITS

EXHIBIT A:          Form of True-up Statement

EXHIBIT A-1:        Form of Closing Date Statement

EXHIBIT B:          Form of Promissory Note

EXHIBIT C:          Earnout

EXHIBIT D:          Allocation of Purchase Price

EXHIBIT E:          Reserved

EXHIBIT F:          Form of Assignment and Assumption of Lease

EXHIBIT G:          Form of Escrow Agreement

EXHIBIT H:          Form of Witt Employment Agreement

EXHIBIT I:          Stock Option Plan

                                    SCHEDULES

Schedule 1.1(a)      Real Property
Schedule 1.1(b)      Tangible Property
Schedule 1.1(c)      Accounts Receivable
Schedule 1.1(d)      Seller Contracts
Schedule 1.1(e)      Governmental Authorizations
Schedule 1.1(g)      Intellectual Property Assets
Schedule 1.1(i)      Third Party Claims By Seller
Schedule 1.1(j)      Deposits and Prepayments
Schedule 1.1(k)      Independent Contractor Agreements
Schedule 1.2(h)      Certain Excluded Assets
Schedule 1.4(a)(iv)  Certain Assumed Liabilities
Schedule 2.1(a)      Foreign Jurisdictions
Schedule 2.1(c)      Equity Securities of Other Persons owned by Seller
Schedule 2.2(b)      Conflicts
Schedule 2.2(c)      Consents or Notices Required
Schedule 2.3         Membership Interests
Schedule 2.4         Financial Statements
Schedule 2.6         Real Property
Schedule 2.7(a)      Title
Schedule 2.7(b)      Tangible Personal Property
Schedule 2.9         Employees
Schedule 2.10        Employee Benefits
Schedule 2.11(b)     Non-Transferable Governmental Authorizations Non-Transferable
Schedule 2.12(a)     Legal Proceedings
Schedule 2.13        Insurance Policies
Schedule 2.14(a)     Seller Contracts
Schedule 2.14(b)     Independent Contractor Agreements
Schedule 2.16        Related Person Transactions
Schedule 2.20        Accounts Receivable
Schedule 2.21        Material Customers
Schedule 2.23        Customer Prepayments and Deposits
Schedule 3.3         Buyer Consents and Approvals
Schedule 3.6(a)      Buyer Outstanding Convertible or Exchangeable Securities
Schedule 8.1(a)      Buyer Employee Benefits
Schedule 8.10        Seller Sick Leave as of the Closing Date

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE  AGREEMENT (this "AGREEMENT") is made as of January
13, 2006, by and among GLOBALOPTIONS GROUP, INC., a Nevada corporation ("BUYER")
and JAMES  LEE WITT  ASSOCIATES,  LLC,  a  Delaware  limited  liability  company
("SELLER").  All capitalized  terms used herein but not otherwise  defined shall have the meanings given such terms in ANNEX A, attached hereto.

                                    RECITALS

         Seller desires to sell,  and Buyer desires to purchase,  the Assets (as defined  below) of Seller  for the  consideration  and on the terms set forth in this Agreement.

                                    AGREEMENT

         The parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                      SALE AND TRANSFER OF ASSETS; CLOSING

        SECTION  1.1    ASSETS TO BE SOLD.  Upon the terms  and  subject  to the
conditions  set forth in this  Agreement,  at the Closing (as defined in SECTION
1.6 below),  Seller shall sell, convey,  assign,  transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller,  free and clear of any charge, claim, equitable interest,  lien, option, pledge,  security interest,  mortgage, encroachment,  or  restriction  of any kind (an  "ENCUMBRANCE"),  other than any
Encumbrance identified on ANNEX B (a "PERMITTED  ENCUMBRANCE"),  all of Seller's
property and assets, real, personal or mixed, tangible and intangible,  of every kind and description, wherever located, necessary to conduct Seller's crisis and
emergency  management   consulting  business  (the  "BUSINESS"),   as  currently
conducted as of the Closing,  excluding the Excluded  Assets,  but including the following:

                (a)     all leasehold  interest in all real  property  leased by
Seller (the "REAL PROPERTY") described in SCHEDULE 1.1(A);

                (b)     all equipment,  furniture,  office  equipment,  computer
hardware,  supplies,  materials,  vehicles,  the RV, and other items of tangible personal property (other than inventory) of every kind owned or leased by Seller
(the "TANGIBLE PERSONAL PROPERTY") described in SCHEDULE 1.1(B);

                (c)     all trade accounts  receivable and all other accounts or
notes receivable of Seller described in SCHEDULE 1.1(C), as updated from time to time (the "ACCOUNTS RECEIVABLE");

                (d)     excluding the NDAs (as defined on SCHEDULE  1.4(A)(IV)),
the Assumed  Employment  Agreements,  the Equipment  Leases,  the Leases and the
Independent  Contractor  Agreements,  any oral or written  contract or agreement described  on  SCHEDULE  1.1(D) (i) under  which  Seller has or may  acquire any rights or  benefits,  (ii) under which  Seller has or may become  subject to any obligation  or  liability,  (iii) by which Seller or any of the Assets is or may become bound (any such contract or agreement, a "SELLER CONTRACT");

                (e)     all Governmental  Authorizations  (as defined in SECTION
2.11(B)) and all pending applications therefor or renewals thereof, set forth on
SCHEDULE 1.1(E), in each case to the extent transferable to Buyer;

                (f)     all  data  and  records  related  to the  operations  of
Seller, and copies of all records referenced in SECTION 1.2(E) below;

                (g)     all of the  intangible  rights and  property  of Seller,
including  the  Intellectual  Property  Assets  (as  defined  in  SECTION  2.15)
described on SCHEDULE 1.1(G) and the  Proprietary  Assets (as defined in SECTION
2.15), going concern value, goodwill,  telephone, telecopy and e-mail addresses,
and  listings   including  the  name  "James  Lee  Witt  Associates,   LLC"  and
abbreviations thereof, except as set forth in SECTION 1.2 below;

                (h)     all insurance  benefits,  including rights and proceeds,
arising  from or relating  to the Assets  after the date hereof and prior to the
Closing Date,  unless expended prior to the Closing Date in accordance with this
Agreement;

                (i)     all claims of Seller  against third parties  relating to
the Asset set forth on SCHEDULE 1.1(I);

                (j)     all  rights of Seller  relating  to  employee  advances,
deposits  and  prepaid  expenses,  claims  for  refunds  and rights to offset in respect  thereof  which are not  excluded  under  SECTION  1.2(F),  set forth on
SCHEDULE 1.1(J) (the "DEPOSITS AND PREPAYMENTS"); and

                (k)     all  rights  under  all  subcontractor  and  independent
consultant agreements set forth on SCHEDULE 1.1(K) (the "INDEPENDENT  CONTRACTOR
AGREEMENTS").

Notwithstanding  the  foregoing,  the  transfer  of the Assets  pursuant to this
Agreement  will not include the  assumption  of any  liability or  obligation in respect  thereof  unless Buyer  expressly  assumes such  liability or obligation pursuant to SECTION 1.4(A).

        SECTION 1.2     EXCLUDED   ASSETS.   Notwithstanding   anything  to  the
contrary contained in SECTION 1.1 or elsewhere in this Agreement,  the following items  (collectively,  the  "EXCLUDED  ASSETS")  are not  part of the  sale  and purchase contemplated  hereunder,  are excluded from the Assets, and will remain the property of Seller after the Closing:

                (a)     cash, cash equivalents and short-term investments;

                                      -2-

                (b)     the  certificate  of  organization  (and any  amendments
thereto), minute book, membership records and company seal of Seller;

                (c)     the membership interests of Seller;

                (d)     all of Seller's insurance policies and rights thereunder
(except to the extent specified in SECTIONS 1.1(H) and (I));

                (e)     all  personnel  records and other records that Seller is
required by law to retain in its possession;

                (f)     all claims  for  refund of taxes and other  governmental
charges of whatever nature;

                (g)     all rights in connection with and assets of any Employee
Benefit Plans (as defined in SECTION 2.10 below);

                (h)     all  rights  of  Seller  under  this  Agreement  and  in
connection  with  the  transactions   contemplated  hereby,   including  without
limitation  the  rights of Seller  under the Bill of Sale,  the  Assignment  and
Assumption  Agreement,  the Assignment  and Assumption of Lease,  the Promissory
Note, and the Escrow Agreement;

                        (i)     the property and assets expressly  designated in
SCHEDULE 1.2(H); and

                (j)     the use of the name  "James Lee Witt" by James Lee Witt,
an individual and member of Seller, for non-commercial purposes, and for certain commercial  purposes following the termination of the Witt Employment  Agreement which uses do not conflict with any provisions of the Witt Employment Agreement.

        SECTION 1.3     PURCHASE PRICE.

                (a)     The initial  consideration  for the Assets (the "INITIAL
         PURCHASE  PRICE") will be Six Million and No/100  Dollars  ($6,000,000)
         wherein  the Initial  Purchase  Price  shall  include:  (i) cash in the amount  of Three  Million  Six  Hundred  Thousand  and  No/100  Dollars
         ($3,600,000);  (ii) a promissory  note in the principal  amount of Four
         Hundred Thousand and No/100 Dollars ($400,000),  in the form of EXHIBIT
         B (the "PROMISSORY NOTE");  (iii) such number of shares of Buyer Common
         Stock which equals Two Million and No/100 Dollars  ($2,000,000) ("STOCK
         PORTION"),  as such Stock  Portion is  determined  in  accordance  with
         SECTION 1.3(D); and (iv) the assumption of the Assumed  Liabilities (as defined in SECTION 1.4 below); PROVIDED,  HOWEVER, (a) there shall be a dollar-for-dollar increase adjustment to the Initial Purchase Price, if at the Closing  Date,  the sum of (x) the Accounts  Receivable  and (y)
         Deposits and Prepayments  exceeds the sum of (1) the amount outstanding under  Seller's  Bank Line of Credit as of the  Closing  Date,  (2) the
         Trade Accounts Payable and (3) Accrued Expenses,  or (b) there shall be a  dollar-for-dollar  decrease to the Initial Purchase Price, if at the
         Closing Date the sum of (x) the amount  outstanding under Seller's Bank
         Line of Credit as of the Closing Date, (y) the Trade  Accounts  Payable

                                      -3-

         and (z) Accrued Expenses exceeds the sum of (1) the Accounts Receivable and (2) Deposits and Prepayments. Such adjustment shall be equal to the amount of excess,  and shall be paid to either Seller,  in cash, if the excess  increases the Initial  Purchase Price or Buyer, in cash, if the excess  decreases the Initial  Purchase Price, as applicable as part of the  Initial  Purchase  Price  within  ninety (90) days  following  the
         Closing Date (the  "PURCHASE  PRICE  ADJUSTMENT").  Buyer shall return, assign,  transfer,  convey  and  deliver  to  Seller  and any all  such
         Accounts  Receivable  which have not been collected in full by Buyer as of the day that is ninety (90) days  following  the Closing  Date,  and
         Buyer shall  relinquish all of its rights with respect to such Accounts
         Receivable,  provided that if such Account  Receivable  was included in the Closing Date Statement (defined below) then such Account Receivable was not included in the True-Up  Statement.  Seller shall have the sole right to any amounts  collected by Seller with respect to such Accounts
         Receivable returned to Seller by Buyer.

                (b)     Seller  shall  prepare a closing  date  statement  which
         contains  estimates  only and  which  estimates  shall  be  based  upon
         Seller's  books and records as of the close of business on the business
         day   immediately   preceding  the  Closing  Date  (the  "CLOSING  DATE
         STATEMENT"),  which shall be in the form of EXHIBIT  A-1,  and shall be delivered at Closing.  On or before  ninety (90) days after the Closing
         Date,  Seller shall prepare a True-up  Statement,  substantially in the form of EXHIBIT A, in order to calculate the Purchase Price Adjustment, if any, to the Initial Purchase Price.

                (c)     In accordance with SECTION 1.7(B),  at the Closing,  the
         Initial Purchase Price shall be delivered by Buyer to Seller and Escrow
         Agent,  as  follows:  (i) the  payment  of Three  Million  Six  Hundred
         Thousand and No/100 Dollars  ($3,600,000)  shall be delivered to Seller by wire transfer of immediately available funds to an account specified by Seller; (ii) the Promissory Note shall be delivered to Seller; (iii)
         stock  certificates  representing  such  number  of shares of the Buyer
         Common Stock determined in accordance with SECTION 1.3(D), which shares of Buyer  Common  Stock shall have a value  equal to One Million  Eight
         Hundred  Thousand and No/100 Dollars  ($1,800,000)  (the "CLOSING STOCK
         PAYMENT")  shall be  delivered to Seller;  and (iv) stock  certificates representing such number of shares of the Buyer Common Stock determined in accordance with SECTION  1.3(D),  which shares of Buyer Common Stock shall have a value equal to Two  Hundred  Thousand  and No/100  Dollars
         ($200,000)  (the  "ESCROWED  STOCK")  shall be  delivered to the Escrow
         Agent and held by the Escrow  Agent  pursuant to the Escrow  Agreement.
         The  Promissory  Note shall be paid,  and the  Escrowed  Stock shall be released,  in accordance  with the terms of the Promissory Note and the
         Escrow Agreement, respectively.

                (d)     The number of shares of Buyer  Common  Stock  comprising
         the Stock Portion shall be equal to the number of shares resulting from
         $2,000,000  divided by the Fair Market Value of a Share  (which  thirty
         (30) trading day period referenced in the definition of the Fair Market
         Value of a Share  shall end at the close of business on the trading day immediately preceding the Closing Date).

                (e)     As set  forth in more  detail  below,  Buyer  shall  pay
         additional  consideration to Seller if Seller Division achieves certain revenue goals  subsequent to the Closing Date (the  "EARNOUT") and said amount of the Earnout shall be included as part of the purchase price.

                                      -4-

                        (i)   For the  twelve  (12) month  periods  ended on the
                  first,  second,  third and fourth anniversaries of the Closing
                  Date (the "EARNOUT  PERIOD"),  Seller shall be paid an Earnout in such  amounts  upon the  meeting of such  targets by Seller
                  Division during each twelve (12) month period, as set forth on
                  EXHIBIT C hereto  setting forth the Earnout  calculation.  The
                  Earnout shall be limited to a cumulative amount of $15,400,000
                  (the "MAXIMUM  EARNOUT  Amount") during the Earnout Period and subject to SECTIONS 1.3(E)(III) - (IV), below. Notwithstanding the foregoing,  for a period of twelve (12) months immediately following the Closing Date,  the first $400,000 of the Earnout shall be subject to offset for any  unrecorded or  undisclosed liabilities  or claims of Seller  paid by Buyer as a result of this  transaction  (the  "$400,000  OFFSET") if the Promissory
                  Note and the  Escrowed  Stock are  insufficient  to cover such claims.

                        (ii)  During the Earnout  Period,  the Earnout  shall be
                  paid by Buyer to Seller  within sixty (60) days of the date of the respective anniversary of the Closing Date as follows:

                              (A) the first  $4,000,000  of the Earnout shall be
                  paid in cash; and

                              (B) the remainder of the Earnout shall be paid 50%
                  in cash and 50% in shares of Buyer Common Stock (which  number of shares  shall be  calculated  by dividing  the total amount payable of the Earnout in shares of Buyer  Common Stock by the
                  Fair Market Value of a Share which shall be  determined on the last day of the last month of the twelve (12) month  period in which the Earnout is earned).

                        (iii) The  following  forms of revenue shall be included
                  in the calculation of revenue targets of the Earnout set forth in EXHIBIT C:

                              (A) any  revenue  with a Gross  Margin of at least
                  50% that is generated by Seller Division which is attributable to Seller's historical lines of business and operations;

                              (B)  any  revenue  generated  from  any  "tuck-in"
                  acquisition or other acquisition by Seller Division,  provided such  revenue  exceeds a 50%  Gross  Margin  and such  revenue exceeds the baseline revenue used for determining the purchase price of such "tuck-in" acquisition; and

                              (C)  any  revenue  generated  by  Buyer  or  other
                  divisions  of Buyer which are  attributable  to  introductions made by Seller  Division  or  employees  or advisors of Seller
                  Division, provided such revenues exceed a 50% Gross Margin.

                        (iv)  The  Earnout  payable by Buyer to Seller  shall be
                  modified if the following events occur:

                              (A) If the Witt  Employment  Agreement (as defined
                  in SECTION 1.7(A)(VI) below) is terminated in case of death or disability, or is terminated by Buyer or its affiliate without
                  Cause  (as  such  term  is  defined  in  the  Witt  Employment

                                      -5-

                  Agreement),  or by Witt  for  Good  Reason  (as  such  term is defined in the Witt Employment  Agreement) any time during the
                  Earnout  Period,  the Earnout shall  continue to accrue and be paid for a period of twelve  (12) months from the date of such termination,  if such Earnout is earned.  The Earnout shall be paid in accordance with SECTION 1.3(E)(II); PROVIDED, HOWEVER, that if the twelve (12) months  following such  termination do not elapse on an  anniversary  of the Closing  Date,  then the portion of the Earnout which accrues following the anniversary shall be paid within  thirty (30) days of the  anniversary  of the date of termination of the Witt Employment Agreement;

                              (B)  If  Witt   terminates  the  Witt   Employment
                  Agreement  without  Good  Reason,   the  Earnout  shall  cease
                  immediately,  and no payment of any  Earnout  for said year or thereafter shall be paid; or

                              (C) If Buyer or its affiliate  terminates the Witt
                  Employment  Agreement for Cause, the Earnout shall be prorated and paid for such period up and until the date of termination, if  any  Earnout  has  been  earned  prior  to  such  date  of termination,  and the Earnout shall be discontinued  from such termination date.

        SECTION 1.4     LIABILITIES.

                (a)     At the  Closing,  Buyer shall  assume and agree to fully
discharge  Seller's  Bank Line of  Credit  and only the  following  specifically enumerated liabilities and obligations of Seller (the "ASSUMED LIABILITIES"):

                        (i)     any  trade  account   payable  of  Seller  which
remains unpaid at the Closing (the "TRADE ACCOUNTS PAYABLE");

                        (ii)    any debt,  liability,  or  obligation  of Seller
relating to the  ownership or  operation of the Assets  (other than the Retained
Liabilities) arising after the Closing Date;

                        (iii)   any  obligations  of  Seller  under  any  Seller
Contract or Independent  Contractor Agreement arising, on, prior to or after the
Closing Date (other than any  liability  arising out of a breach which  occurred prior to the Closing);

                        (iv)    any  liability  of Seller  described in SCHEDULE
1.4(A)(IV),  including amounts owed to Chambers Bank under Seller's Bank Line of
Credit;

                        (v)     any liability or  obligations  of Seller arising
subsequent to Closing out of or relating to the  employment  agreements  between
Seller and each of Mark  Merritt,  Barry  Scanlon  and Pate Felts (the  "ASSUMED
EMPLOYMENT AGREEMENTS"); and

                        (vi)    the  following   accrued   expenses  of  Seller:
finders'  fees  associated  with such Finders Fees  Agreements  (as such term is defined in SCHEDULE 1.1(D)), accrued vacation, insurance expenses related to any
Account Receivable,  payroll taxes related to any Account Receivable,  sales/use taxes  related to any  Account  Receivable,  prepayments  and  retainers,  lease

                                      -6-

deposits,  and other  miscellaneous  expenses  related  to  Accounts  Receivable
(collectively, "ACCRUED EXPENSES").

                (b)     All  liabilities  and  obligations of Seller  including,
without  limitation  any  legal  and  accounting  fees  incurred  by  Seller  in connection with the transactions contemplated by this Agreement, whether arising prior to or after the  Closing  Date,  other than the Assumed  Liabilities,  are referred to as the "RETAINED LIABILITIES".  All of the Retained Liabilities will remain the sole  responsibility  of and will be retained,  paid,  performed  and discharged solely by Seller.

        SECTION 1.5     ALLOCATION.  The Purchase Price will be allocated as set
forth in EXHIBIT D. After the Closing,  the parties shall make consistent use of the  allocation  specified  in  EXHIBIT  D for all tax  purposes  and in any tax returns filed with the Internal  Revenue Service in respect  thereof,  including
IRS Form 8594.

        SECTION 1.6     CLOSING.  The  consummation  of the  purchase  and  sale
provided for in this Agreement (the "CLOSING") will take place at the offices of
Buyer's  legal  counsel's  office  at  1201  15th  Street,  N.W.  Second  Floor,
Washington,  D.C. 20005, at 10:00 a.m. (local time) on a date mutually agreed to by the  parties  but not later than  February  28,  2006 (the  "CLOSING  DATE");
PROVIDED,  HOWEVER,  that the Closing Date shall  automatically be extended,  if necessary,  to permit  Seller  sufficient  time to deliver to Buyer the  audited financial statements in a form which complies with SECTION 2.4 hereof.

        SECTION 1.7     CLOSING OBLIGATIONS.

                (a)     At the Closing,  Seller shall  deliver,  or caused to be
delivered, to Buyer:

                        (i)     a bill of sale for all of the  Assets  in a form
to be agreed upon (the "BILL OF SALE"), executed by Seller;

                        (ii)    an  assignment  of all of the  Assets  which are
intangible  personal property in a form to be agreed upon, which assignment will also contain  Buyer's  undertaking  and  assumption  of the Assumed  Liabilities
including,   without   limitation,   the  Assumed  Employment   Agreements  (the
"ASSIGNMENT AND ASSUMPTION AGREEMENT"), executed by Seller;

                        (iii)   with respect to each leasehold  interest in real
property  leased by Seller as set forth in SCHEDULE  1.1(A),  an Assignment  and
Assumption of Lease in the form of EXHIBIT F (the  "ASSIGNMENT AND ASSUMPTION OF
LEASE"),  executed by Seller, and a consent to such Assignment and Assumption of
Lease by the lessor,  if such lessor's  consent to assignment is required by the terms of the applicable lease;

                        (iv)    copies   of   any    Pre-Closing    Consent   or
Non-Material Consent, obtained by Seller prior to Closing;

                        (v)     an escrow  agreement  in the form of  EXHIBIT G,
executed by Seller and the Escrow Agent (the "ESCROW AGREEMENT");

                                      -7-

                        (vi)    the employment agreement between Witt and Buyer,
in the form of EXHIBIT H, executed by Witt (the "WITT EMPLOYMENT AGREEMENT") and any amendments to the Assumed  Employment  Agreements,  if any, required to make
such  agreements'   non-compete  provisions  materially  consistent  with  those contained in the Witt Employment Agreement;

                        (vii)   a  certificate   of  an  officer  or  authorized
representative  of Seller  certifying  (A) as  complete  and  accurate as of the
Closing,  attached  copies of the  Operating  Agreement of Seller,  (B) attached requisite  resolutions or actions of the requisite  Members of Sellers approving
the  execution  and  delivery  of  this  Agreement,   the  consummation  of  the
transactions  contemplated hereby and the change of name contemplated by SECTION
8.7, (C) the incumbency of the officers or authorized  representative  of Seller executing  this Agreement and any other  document  relating to the  transactions contemplated hereby;

                        (viii)  the   certificate   of   organization   and  all
amendments  thereto  of  Seller,  duly  certified  as of a  recent  date  by the
Secretary of State of Delaware;

                        (ix)    certificates  as to the good standing of Seller,
executed  by  the  appropriate   officials  of  the   jurisdiction  of  Seller's
organization  and each  foreign  jurisdiction  in which  Seller is  licensed  or qualified to do business as specified in SCHEDULE 2.1(A);

                        (x)     the Closing Date Statement; and

                        (xi)    any  amendments or  supplements to the Schedules
attached to this  Agreement for the purposes of including in such  Schedules any matter  hereafter  arising or discovered  which,  if existing or known as of the date of this Agreement, would have been required to be set forth or described in such  Schedules or that is necessary to complete or correct any  information  in any  representation  or warranty of Seller  contained  in this  Agreement.  Upon receipt of such updated  schedules,  Buyer may either  elect to  terminate  this
Agreement,  if a disclosure on such updated  schedules  would have resulted in a breach of this  Agreement if such updated  disclosure was not made, or Buyer may elect to consummate the transaction  contemplated  by this Agreement.  In either such  case,  Buyer  shall  waive any other  remedy  that Buyer may have had with respect to  disclosures  made to Buyer after the date hereof which appear on the updated schedules.

                (b)     At the Closing, Buyer shall deliver to Seller:

                        (i)     Three  Million Six Hundred  Thousand  and No/100
Dollars  ($3,600,000),  by wire transfer of  immediately  available  funds to an account specified in writing by Seller (which wire transfer instructions must be delivered  by Seller to Buyer at least one (1)  Business  Day prior to Closing);
and the Closing Stock Payment;

                        (ii)    the   Assignment   and   Assumption   Agreement,
executed by Buyer;

                        (iii)   the Escrow Agreement,  executed by Buyer and the
Escrow Agent;

                        (iv)    the Witt Employment Agreement and the amendments
to the Assumed Employment Agreements, if any, required to make such agreements'

                                      -8-

non-compete  provisions  materially  consistent with those contained in the Witt
Employment Agreement, each executed by Buyer;

                        (v)     a   certificate   of  the   Secretary  of  Buyer
certifying,  as complete and accurate as of the Closing,  attached copies of the bylaws of Buyer and  certifying  and  attaching  all  requisite  resolutions  or actions of Buyer's  board of directors  approving  the execution and delivery of this Agreement and the  consummation  of the  transactions  contemplated  hereby
(including  the  reservation  of  shares of Buyer  Common  Stock to be issued in connection  with the  transactions  contemplated  hereby) and  certifying to the incumbency  of the  officers of Buyer  executing  this  Agreement  and any other document relating to the transactions contemplated hereby;

                        (vi)    a stock option plan,  attached hereto as EXHIBIT
I for the former  employees  of Seller to be available  to said  employees  from
Buyer subsequent to the Closing Date, and said option plan will contain in part:
(x) stock  options at the value of $500,000 as of the Closing  Date,  based upon the fair market value of a share of Buyer's  Common Stock as of the Closing Date
(as fair market value is defined in such stock option plan,  attached  hereto as
EXHIBIT I); (y) with a vesting schedule of four years; and (z) distribution list of said stock options to employees determined by Witt;

                        (vii)   the  certificate  of   incorporation   (and  all
amendments  thereto)  of  Buyer,  duly  certified  as of a  recent  date  by the
Secretary of State of the State of Nevada;

                        (viii)  the Promissory Note; and

                        (ix)    any  amendments or  supplements to the Schedules
attached to this  Agreement for the purposes of including in such  Schedules any matter  hereafter  arising or discovered  which,  if existing or known as of the date of this Agreement, would have been required to be set forth or described in such  Schedules or that is necessary to complete or correct any  information  in any  representation  or warranty of Seller  contained  in this  Agreement.  Upon receipt of such updated  schedules,  Seller may either  elect to terminate  this
Agreement,  if a disclosure on such updated  schedules  would have resulted in a breach of this Agreement if such updated  disclosure was not made, or Seller may elect to consummate the transaction  contemplated  by this Agreement;  PROVIDED,
HOWEVER,  that Seller may not  terminate  this  Agreement if any  amendments  or supplements to SCHEDULE 3.6(A) relate to acquisitions made by Buyer or financing provided to Buyer. In either such case, Seller shall waive any other remedy that
Seller may have had with  respect to  disclosures  made to Seller after the date hereof which appear on the updated schedules.

                (c)     At the Closing,  Buyer shall deliver to the Escrow Agent
the Escrowed Stock.

                        SECTION 1.8 CONSENTS.  Seller shall use its commercially
reasonable efforts to obtain consent or Novation for assignment or transfer,  as applicable,  of Seller  Contracts  relating to the  Material  Customers  and the
Governmental  Authorizations,  to the  extent  the  law  permits  assignment  or transfer thereof (the "PRE-CLOSING  CONSENTS") prior to Closing.  Except for the
Pre-Closing  Consents,  prior to the  Closing  Seller  shall not be  required to obtain  consent to  assignment of any agreement or contract from any other party identified  on SCHEDULE  2.2(C)  (collectively,  the  "NON-MATERIAL  CONSENTS").
Notwithstanding  anything to the contrary in this Agreement,  if any Pre-Closing
Consents  or  Non-Material  Consents  have not been  obtained at or prior to the

                                      -9-

Closing,  this  Agreement  will not  constitute an assignment or an agreement to assign if such assignment or attempted  assignment  would constitute a breach of the underlying  agreement,  contract or Government  Authorization or result in a loss or diminution related thereto; PROVIDED, HOWEVER, that with respect to each
Non-Material  Consent and  Pre-Closing  Consent not  obtained  prior to Closing,
Seller shall take commercially reasonable steps after the Closing to obtain such
Pre-Closing  Consents and  Non-Material  Consents.  Buyer shall  cooperate  with
Seller in obtaining such  Pre-Closing  Consents and  Non-Material  Consents.  In addition, until such consents are obtained, Seller shall cooperate with Buyer to the extent  legally  permissible  and  feasible  in any  reasonable  arrangement designed to provide for Buyer the benefits of the underlying agreement, contract or Governmental Authorizations,  including, without limitation, the enforcement, for the account and  benefit of Buyer,  of any and all rights of Seller  against any  other  Person  with  respect  to such  underlying  agreement,  contract  or
Governmental Authorization, and Buyer shall reimburse Seller for any liabilities or expenses incurred by Seller relating to such underlying  agreement,  contract or Governmental Authorization during such period.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date, as follows:

        SECTION 2.1     ORGANIZATION AND GOOD STANDING.

                        (a)     Seller  is  a  limited  liability  company  duly
organized, validly existing, and in good standing under the laws of the State of
Delaware,  with the requisite  limited  liability company power and authority to conduct its business as it is now being conducted,  to own or use its properties and assets,  and to perform all its obligations  under its contracts.  Seller is duly  qualified to do business as a foreign  entity under the laws of each state or other  jurisdiction set forth in SCHEDULE 2.1(A).  Seller is in good standing under the laws of each of the states listed on SCHEDULE 2.1(A).

                        (b)     Complete and accurate  copies of the certificate
of organization and operating agreement of Seller (collectively,  the "GOVERNING
DOCUMENTS"), as currently in effect, have been delivered to Buyer.

                        (c)     Except as set forth in SCHEDULE  2.1(C),  Seller
does not own and has not entered  into any  agreement or contract to acquire any equity  securities  or other  securities of any Person or any direct or indirect equity ownership interest in any other business.

        SECTION 2.2     AUTHORITY; NO CONFLICT.

                        (a)     This Agreement constitutes the legal, valid, and
binding obligation of Seller,  enforceable against Seller in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws from time to time in effect affecting  creditors'
rights  generally and by legal and equitable  limitations on the availability of specific  remedies  ("ENFORCEABILITY  LIMITATIONS").  Upon the due execution and delivery by Seller of each of the documents and  instruments  to be executed and

                                      -10-

delivered by Seller at Closing  pursuant to SECTION  1.7(A)  (collectively,  the
"SELLER'S  CLOSING   DOCUMENTS"),   each  of  Seller's  Closing  Documents  will
constitute  the legal,  valid,  and  binding  obligation  of Seller  enforceable against  Seller in  accordance  with  their  respective  terms.  Seller  has the requisite  limited  liability  company  and power to execute  and  deliver  this
Agreement and Seller's  Closing  Documents and to perform its obligations  under this  Agreement and Seller's  Closing  Documents,  and such action has been duly authorized by all necessary limited liability company action.

                        (b)     Except as set forth in SCHEDULE  2.2(B),  to the
best of Seller's knowledge, neither the execution and delivery of this Agreement nor the  consummation  or  performance of any of the  transactions  contemplated hereby will (with or without notice or lapse of time): (i) contravene,  conflict with,  or  result  in a  violation  of any  provision  of  any of the  Governing
Documents of Seller, (ii) contravene, conflict with, or result in a violation of any Legal  Requirement  (as  defined  in  SECTION  2.11(A)  below)  (except  for contraventions,  conflicts or violations that would not have a material  adverse impact on the Assets or the  Business)  or Order (as defined in SECTION  2.12(B)
below)  of any court or  governmental  authority  to which  Seller or any of the
Assets are subject,  or (iii) breach any provision of, give any Person the right to declare a default,  accelerate  the  maturity  or  performance  of or payment under,  result  in the  creation  or  imposition  of any  Encumbrance  (except a
Permitted  Encumbrance)  upon any of the Assets under, or cancel,  or terminate, any  contract  to which  Seller is a party or by which  Seller or the Assets are bound  (except  to the  extent  any of the  foregoing  would not have a material adverse impact on the Assets or the Business).

                        (c)     Except as set forth in SCHEDULE  2.2(C),  Seller
is not  required to give any notice to or obtain any consent  from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the transactions contemplated hereby (including the assignment of Seller Contracts hereunder).

        SECTION 2.3     CAPITALIZATION. The authorized equity of Seller consists
of membership interests held entirely by the Persons listed on SCHEDULE 2.3. The members of Seller listed on SCHEDULE 2.3 own one hundred  percent  (100%) of the membership interests of Seller.

        SECTION 2.4     FINANCIAL  STATEMENTS.  Attached  hereto as SCHEDULE 2.4
are Seller's  unaudited balance sheet as of December 31, 2004,  unaudited profit and loss  statement  for the twelve  months ended  December 31, 2004,  unaudited balance sheet as of October 31, 2005 and unaudited profit and loss statement for the ten (10) months ended October 31, 2005 (the "FINANCIAL STATEMENTS").  Except as set forth on  SCHEDULE  2.4,  the  Financial  Statements  fairly  present the financial condition and the results of operations of Seller as at the respective dates of and for the periods  referred to in such Financial  Statements,  all in accordance with generally accepted accounting principals ("GAAP"). Except as set forth on SCHEDULE  2.4,  Seller shall  provide to Buyer,  on or before  Closing, audited financial  statements for the years ended December 31, 2004 and December
31, 2005, and such financial statements shall be materially  consistent with the
Financial  Statements,  but only with  respect to the period that the  Financial
Statements represent. The aforementioned audited financial statements must be in the form and an opinion of an independent  certified  public  accountant to meet

                                      -11-

the  standards  required  by the  Securities  and  Exchange  Commission  and the
independent  certified public  accountant must provide its consent to the use of the  Seller's  audited  financial  statements  in  the  Buyer's  8-K  and  other registration filings with the Securities and Exchange  Commission.  Further, the
Seller's  independent  public  accountant  shall make all of its work papers and other  supporting  documents  it utilized in proving its opinion  available,  if needed for review by the Buyer's independent certified public accountant.

        SECTION 2.5     SUFFICIENCY OF ASSETS.  The Assets constitute all of the
assets,  tangible and intangible,  necessary to conduct Seller's business in the manner presently operated by Seller.

        SECTION 2.6     REAL  PROPERTY  LEASES.  SCHEDULE  1.1(A) sets forth all
leases of Real Property to which Seller is a party (the "LEASES").  Complete and true copies in all material respects of the Leases, as amended or modified, have been delivered to Buyer.  Except as set forth on Schedule 2.6, the Leases are in full force and effect, and to Seller's knowledge, are binding and enforceable on each of the parties thereto in accordance with their respective terms (except as limited by  Enforceability  Limitations),  and have not been amended or modified since  the date of  delivery  to Buyer.  No party to any Lease has sent  written notice to the other  claiming  that such party is in default  thereunder,  which alleged default remains uncured.  Seller's possession and quiet enjoyment of any
Real Property have not been materially disturbed.

        SECTION 2.7     PERSONAL PROPERTY.

                (a)     as set forth on  SCHEDULE  2.7(A),  Seller owns good and
transferable  title to all of its Assets  (excluding  its  interest  in the Real
Property described in SCHEDULE 1.1(A)), free and clear of any Encumbrances other than Permitted Encumbrances.

                (b)     Except as set  forth in  SCHEDULE  2.7(B),  each item of
Tangible  Personal  Property  set  forth  set  forth on  SCHEDULE  1.1(B)  is in reasonable  good repair and good  operating  condition,  ordinary  wear and tear excepted. Except as set forth on SCHEDULE 2.7(B), all Tangible Personal Property is in the possession of Seller.

        SECTION  2.8    TAXES.  Seller has timely filed all material  income tax
returns  that it was required to file,  and has paid all  material  income taxes shown  thereon as due. To Seller's  knowledge,  all such income tax returns were true and complete in all material respects.  There are no Encumbrances for taxes on any of the Assets, other than Permitted Encumbrances.  To Seller's knowledge, all material taxes that Seller was required by Legal  Requirements  to withhold, deduct or collect,  and pay over have been duly withheld,  deducted or collected and,  to  the  extent  required,  have  been  paid  to the  proper  governmental authority.

        SECTION 2.9     EMPLOYEES.  SCHEDULE  2.9  sets  forth  a  complete  and
accurate list,  giving name, job title,  current  compensation  paid or payable, vacation leave that is accrued but unused, and services credited for purposes of vesting and  eligibility  to  participate  under any  Employee  Benefit Plan (as defined  below) (in each case, to the extent  applicable),  for each employee of
Seller,  including  each  employee  on leave of  absence or layoff  status  (the
"EMPLOYEES").   Seller  has  not  experienced  any  organized   slowdown,   work
interruption strike or work stoppage by its employees,  and, to the knowledge of
Seller,  there is no  strike,  labor  dispute or union  organization  activities pending or threatened in writing against Seller.  None of the Employees  belongs

                                      -12-

to any union or collective bargaining unit. Except as set forth on SCHEDULE 2.9, no  Employee  of Seller is bound by (a) any  employment  or similar  contract or agreement with Seller, or (b) to Seller's  knowledge,  any contract or agreement that  purports to limit or restrict the ability of such  Employee to (i) perform his duties as an employee of Seller, or (ii) engage in any conduct, activity, or practice relating to Seller's business.

         SECTION 2.10   EMPLOYEE  BENEFITS.  SCHEDULE 2.10 sets forth all plans,
programs,  or  arrangements  that Seller has  maintained,  adopted or  obligated
itself  under  with  respect  to  employees'  benefits,   including  pension  or
retirement  plans,  medical  or  dental  plans,  life  or  long-term  disability insurance, bonus or incentive compensation, stock option or equity participation plans (the "EMPLOYEE BENEFIT PLANS"). Seller has no liability or obligation with respect to any Employee under any Employee Benefit Plan other than normal salary or wage  accruals  and  paid  vacation,  sick  leave  and  holiday  accruals  in accordance  with  Seller's  past  practice and policy.  Seller has performed all obligations  required to be performed  under,  and has  complied  with all Legal
Requirements in connection  with, all such Employee  Benefit Plans and is not in arrears under any of the terms thereof.

        SECTION 2.11    COMPLIANCE   WITH   LEGAL   REQUIREMENTS,   GOVERNMENTAL
AUTHORIZATIONS.

                (a)     To Seller's knowledge, Seller is, and at all times since
January 1, 2004,  has been,  in  compliance  in all material  respects  with any federal, state, or local law, ordinance or regulation (including with respect to environmental,  disposal of hazardous substances, or public health or safety) (a
"LEGAL  REQUIREMENT"),  applicable to the operation of the Business as currently conducted or the ownership or use of any of the Assets, except where the failure to so comply would not have a material  adverse effect on the Assets (taken as a whole) or the Business.

                (b)     SCHEDULE 1.1(E) contains a complete and accurate list of
all Novations,  approvals,  licenses or permits that are necessary for Seller to lawfully conduct the Business as currently conducted and to permit Seller to own and use the Assets in the manner in which it currently  owns and uses the Assets
(the "GOVERNMENTAL AUTHORIZATIONS"), except where the failure to so possess such approval,  license  or permit  would not have a material  adverse  effect on the
Assets  or the  Business.  Except as set forth on  SCHEDULE  2.11(B),  each such license or permit is transferable to Buyer as of the Closing.

        SECTION 2.12    LEGAL PROCEEDINGS, ORDERS.

                (a)     Except as set forth in  SCHEDULE  2.12(A),  there are no
actions or proceedings pending by or against Seller or against Seller in respect of the Assets or the  Business.  To the  knowledge of Seller,  no such action or proceeding has been threatened in writing.

                (b)     There are no outstanding orders, injunctions,  judgments
or  decrees  (an  "ORDER")  against  Seller  issued  by  a  court  of  competent jurisdiction or a regulatory body having authority over Seller.

        SECTION  2.13   INSURANCE.  SCHEDULE  2.13  sets  forth a  complete  and
accurate list of all current insurance policies under which any of the assets or properties  of Seller is covered or  otherwise  relating  to the  Business.  All

                                      -13-

policies  listed in SCHEDULE  2.13 are in full force and effect,  and Seller has paid all premiums due, and no event of default  exists under any of the policies listed in SCHEDULE  2.13,  except for such defaults as would not have a material adverse effect on the Assets or the Business.

        SECTION 2.14    CONTRACTS; NO DEFAULTS.

                (a)     SCHEDULE  1.1(D)  contains a true and  complete  list of
each Seller Contract  necessary to operate the Business as currently  conducted.
Seller has delivered to Buyer an accurate and  materially  complete copy of each written  Seller  Contract,  and has  provided  Buyer  with a true  and  accurate description (in all material respects) of each oral Seller Contract. Each Seller
Contract  is valid and  binding  against  Seller and in full  force and  effect.
Except as set forth on SCHEDULE  2.14(A),  with respect to each Seller Contract,
Seller and, to Seller's knowledge, the other party thereto is in compliance with all  material  terms and  requirements  of each  Seller  Contract.  There are no existing events of default under Seller Contracts,  and no events have occurred, that with the giving of notice or lapse of time,  or both,  would  constitute  a default of Seller under any Seller Contract.

                (b)     SCHEDULE  1.1(K)  contains a true and  complete  list of
each Independent  Contractor Agreement which are currently used by Seller in the operation of the Business as currently conducted.  Seller has delivered to Buyer an accurate and materially  complete form of the terms and  conditions  that are incorporated into each Independent  Contractor Agreement,  as well as unexecuted final versions of each  Independent  Contractor  Agreement.  Seller has executed copies of each  Independent  Contractor  Agreement on file,  which files will be transferred to Buyer at Closing. Each Independent  Contractor Agreement is valid and binding against Seller and in full force and effect.  Except as set forth on
SCHEDULE 2.14(B), with respect to each Independent Contractor Agreement,  Seller and, to Seller's  knowledge,  the other party thereto is in compliance  with all material terms and requirements of each Independent Contractor Agreement.

        SECTION 2.15    INTELLECTUAL  PROPERTY.  SCHEDULE 1.1(G) lists any legal
names,  assumed  names,   registered  or  unregistered  trade  names,   patents,
registered trademarks,  registered or unregistered service marks,  registered or unregistered  copyrights,  applications  for  any  of  the  foregoing,  computer software,  and internet domain names,  owned or licensed by Seller, in each such case which are  necessary  to the  Business  as  currently  conducted  by Seller
(collectively,  the "INTELLECTUAL  PROPERTY ASSETS"). The documentation relating to (a) such  Intellectual  Property Assets and (b) any trade secrets,  know-how, confidential or proprietary  information  and customer lists of Seller,  in each such case which are  necessary to the Business as currently  conducted by Seller
(the items referenced in clause (b), the "PROPRIETARY ASSETS") is accurate,  and reasonable  in detail and content to allow the use by Seller in the  Business as currently  conducted.  Seller has not received any written notice from any third
Person that Seller's use of the  Intellectual  Property  Assets and  Proprietary
Assets conflicts with the intellectual property rights of any third Person.

        SECTION 2.16    RELATIONSHIPS WITH RELATED PERSONS.  Except as set forth
in  SCHEDULE  2.16,  no member or any Related  Person (as defined  below) of the members,  other than Seller,  has any interest in any  property  (whether  real, personal, or mixed and whether tangible or intangible), used in or pertaining to
Seller's  business.  To the knowledge of Seller, no Member or any Related Person

                                      -14-

of any Member  owns an equity  interest or any other  financial  interest in any
Person that has (a) had business  dealings or a material  financial  interest in any  transaction  with  Seller  other than  business  dealings  or  transactions disclosed  in SCHEDULE  2.16,  each of which has been  conducted in the Ordinary
Course  of  Business  at   substantially   prevailing   market   prices  and  on
substantially prevailing market terms, or (b) engaged in competition with Seller with respect to Seller's business.  Except as set forth on SCHEDULE 2.16, Seller is not  indebted,  directly  or  indirectly,  to any Person  who is an  officer, director or Member of Seller or any  Affiliate  of any such Person in any amount other than for salaries for services rendered or reimbursable business expenses, and no such officer, director, Member or Affiliate is indebted to Seller, except for advances  made to employees of Seller in the Ordinary  Course of Business to meet reimbursable  business expenses  anticipated to be incurred by such Person.
For the purposes of this SECTION 2.16,  "RELATED PERSON" means,  with respect to any  individual:  (i) an  individual's  spouse,  siblings,  siblings'  children, children, grandchildren or parents; or (ii) a trust, corporation, partnership or other entity, the beneficiaries,  stockholders,  partners, or owners, or Persons holding a controlling  interest of which consist of such individuals referred to in the immediately preceding clause (i).

        SECTION 2.17    NO   MATERIAL   UNDISCLOSED   LIABILITIES.   Except  for
liabilities  or  obligations  reflected  or  reserved  against in the  unaudited balance sheet as of October 31, 2005 (the "INTERIM  BALANCE  SHEET") and current liabilities  incurred in the Ordinary Course of Business of Seller,  to Seller's
knowledge,  Seller has no liabilities or obligations  which in the aggregate are material and adverse to the Business.

        SECTION 2.18    INTENTIONALLY DELETED.

        SECTION  2.19   BROKERS  OR  FINDERS.  Neither  Seller  nor to  Seller's
knowledge, any of its officers, directors,  employees or agents, in each case on behalf of Seller,  has incurred any  liability or  obligation  for  brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement or the transactions contemplated hereby.

        SECTION 2.20    ACCOUNTS  RECEIVABLE.  All Accounts Receivable set forth
on SCHEDULE 1.1(C)  represent or will represent valid claims against the account debtors that were generated by Seller in the Ordinary Course of Business. Except
to the extent paid prior to the Closing Date and except as set on SCHEDULE 2.20, to Seller's knowledge, such Accounts Receivable are or will be as of the Closing
Date  collectible  net of the respective  reserves shown on the Interim  Balance
Sheet  (which  reserves  are  adequate to  Seller's  knowledge,  and  calculated consistent  with past practice)  without any set-off,  within 365 days after the day on which it first becomes due and payable.

        SECTION 2.21    CUSTOMERS.  Except as set forth on SCHEDULE 2.21,  Since
September 30, 2005, Seller has not received any written notice that any customer listed on SCHEDULE 2.21 (each, a "MATERIAL  CUSTOMER") has terminated or intends to terminate its business with Seller.

        SECTION  2.22   BOOKS  AND  RECORDS.  The  books of  account  and  other
financial  records of Seller are  materially  complete and correct and have been maintained in accordance with sound business practices.

                                      -15-

        SECTION  2.23   PREPAYMENTS  AND  DEPOSITS.  SCHEDULE  2.23 sets forth a
materially  complete  and  accurate  list of all  prepayments  or deposits  from customers  for services to be  performed  after the Closing Date which have been received by Seller as of the date hereof.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer  represents and warrants to Seller as of the date hereof and as of the Closing Date, as follows:

        SECTION 3.1     ORGANIZATION AND GOOD STANDING.

                (a)     Buyer is a corporation duly organized, validly existing,
and in good standing under the laws of the State of Nevada,  with full corporate power and authority to conduct its business as it is now being conducted.

                (b)     Complete  and  accurate  copies  of the  certificate  of
incorporation (as amended) and bylaws (as amended) of Buyer  (collectively,  the
"BUYER  GOVERNING  DOCUMENTS"),  as currently in effect,  have been delivered to
Seller.

         SECTION 3.2    AUTHORITY, NO CONFLICT.

                (a)     This Agreement constitutes the legal, valid, and binding
obligation of Buyer,  enforceable  against it in accordance with its terms. Upon the execution and delivery by Buyer of each of the documents and  instruments to be  executed  and  delivered  by Buyer at Closing  pursuant  to  SECTION  1.7(B)
(collectively,  the  "BUYER'S  CLOSING  DOCUMENTS"),  each  of  Buyer's  Closing
Documents will  constitute the legal,  valid,  and binding  obligation of Buyer, enforceable  against it in  accordance  with its terms.  Buyer has the  absolute right,  power and  authority to execute and deliver this  Agreement  and Buyer's
Closing  Documents  and to perform  its  obligations  under this  Agreement  and
Buyer's  Closing  Documents,  and such  action has been duly  authorized  by all necessary corporate action.

                (b)     Neither the execution and delivery of this  Agreement by
Buyer  nor  the   consummation  or  performance  of  any  of  the   transactions
contemplated hereby by Buyer will (with or without notice or lapse of time): (i)
contravene,  conflict  with or result in a violation  of any  provision of Buyer
Governing Documents; (ii) contravene,  conflict with or result in a violation of any Legal  Requirement or Order of any court or governmental  authority to which
Buyer or its assets are subject;  or (iii) conflict with or result in the breach or termination  of any term or provision of, or constitute a default  under,  or cause any acceleration  under, or cause the creation of any Encumbrance upon the properties  or assets of Buyer  pursuant to, any  indenture,  mortgage,  deed of trust or other  agreement  or  instrument  to which Buyer is a party or by which
Buyer or any of its properties is or may be bound.

        SECTION 3.3     CONSENTS  AND  APPROVALS.  SCHEDULE  3.3  sets  forth  a
complete and accurate  list of all consents and  approvals of third parties that are required in connection with the  consummation  by Buyer of the  transactions

                                      -16-

contemplated by this Agreement,  all of which consents and approvals either have been obtained or will be obtained prior to the Closing Date.

        SECTION 3.4     REGULATORY   APPROVALS.    All   consents,    approvals,
authorizations or other  requirements  prescribed by any law, rule or regulation that must be  obtained  or  satisfied  by Buyer and that are  necessary  for the consummation  of the  transactions  contemplated by this Agreement have been, or will be prior to the Closing Date, obtained and satisfied.

        SECTION 3.5     AVAILABILITY  OF  FINANCING.  Buyer  has  no  reason  to
believe that the private  placement for the funds  necessary to finance Buyer to consummate the transactions contemplated by this Agreement will not be available to Buyer on the Closing Date.

        SECTION 3.6     CAPITALIZATION.

                (a)     Except as set forth on SCHEDULE  3.6(A),  there has been
no material  change in the number of  outstanding  shares of Buyer  Common Stock since the date of Buyer's  most recent SEC Filing  (defined  below).  All of the issued and  outstanding  shares of Buyer Common Stock have been duly  authorized and validly issued and are fully paid and non-assessable. Except as disclosed in the SEC  Filings (as defined  below) or as set forth in SCHEDULE  3.6(A),  Buyer does not have  outstanding  securities  convertible into or exchangeable for any shares of Buyer's  capital  stock,  nor will it have  outstanding  any rights to subscribe  for or to  purchase,  or any  options  for the  purchase  of,  or any agreements  providing  for the issuance  (contingent  or  otherwise)  of, or any calls, commitments or claims of any character relating to, any shares of Buyer's capital stock or any securities  convertible into or exchangeable for any shares of Buyer's  capital stock.  As of the Closing,  Buyer will not be subject to any obligation  (contingent  or otherwise)  to  repurchase or otherwise,  acquire or retire any shares of its capital stock.

                (b)     The   preferences,   rights,   privileges,   powers  and
restrictions  in  respect  of the  Buyer  Common  Stock  are as set forth in the certificate  of  incorporation  of  Buyer  and  all  such  preferences,  rights, privileges,  powers and restrictions  are valid,  binding and enforceable and in accordance with all applicable laws.

        SECTION 3.7     ISSUANCE OF SHARES.  The issuance and delivery of shares
comprising the Stock Portion were, and any shares paid in respect of the Earnout in accordance  with this  Agreement  shall be, duly  authorized by all necessary corporate action on the part of Buyer,  and all the shares  comprising the Stock
Portion  have been duly  reserved  and the  shares to be paid in  respect of the
Earnout will be available for issuance.  The shares comprising the Stock Portion and the shares anticipated to be paid in respect of the Earnout, when issued and delivered, in accordance with the provisions of this Agreement shall be duly and validly issued, fully paid and non-assessable.

        SECTION 3.8     NO   MATERIAL   UNDISCLOSED   LIABILITIES.   Except  for
liabilities or obligations  reflected or reserved against in the audited balance sheet as of September 30, 2005 and current liabilities  incurred in the Ordinary
Course of Business of Buyer,  Buyer has no liabilities  or obligations  which in the aggregate are material to the Business.

                                      -17-

        SECTION 3.9     INTENTIONALLY DELETED.

        SECTION 3.10    SEC  FILINGS.  Buyer has  delivered  to Seller  true and
complete copies of all reports, registration statements (other than registration statements on Form S-8), proxy statements and other definitive  filings filed by
Buyer with the  Securities and Exchange  Commission  since January 1, 2004 (such reports, registration statements, proxy statements and other definitive filings, as amended, are sometimes collectively referred to as the "SEC FILINGS"). To the
Buyer's  knowledge,  the SEC Filings  comply in all material  respects  with the
Securities Act of 1933, as amended and the  Securities  Exchange Act of 1934, as amended (the "EXCHANGE  Act"),  and did not as of the dates thereof  contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements  contained  therein not misleading.  The audited financial  statements  included in the SEC Filings were  prepared in  accordance with generally accepted accounting  principles applied on a consistent basis and fairly  present the financial  position of Buyer as at the dates thereof and the results of operations and cash flow for the periods then ended.

        SECTION 3.11    BROKERS  OR  FINDERS.  Neither  Seller  nor  any  of its
officers,  directors,  employees  or agents on behalf of Seller has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar  payment in  connection  with this  Agreement or the  transactions contemplated hereby.

                                   ARTICLE IV
                      COVENANTS OF SELLER PRIOR TO CLOSING

        SECTION 4.1     ACCESS AND INVESTIGATION. Prior to the Closing Date, and
upon reasonable  advance notice received from Buyer for purposes of facilitating the  completion of the audit of Seller  required in connection  with Buyer's due diligence,  Seller shall afford Buyer and its counsel reasonable access,  during normal business hours, to Seller's management  personnel offices,  and books and records,  such  rights  of  access  to be  exercised  in a manner  that does not unreasonably interfere with the operations of Seller.

        SECTION 4.2     OPERATION OF THE BUSINESS OF SELLER. Between the date of
this Agreement and the Closing Date, Seller shall:

                (a)     conduct  the  business  of Seller  only in the  Ordinary
Course of Business, unless Seller has conferred with Buyer prior to any material change;

                (b)     use its  commercially  reasonable  efforts  to  preserve
intact the current business  organization of Seller, keep available the services of Seller's officers, employees, and agents, and maintain Seller's relations and good will with suppliers,  customers,  landlords,  creditors, employees, agents, and others having business relationships with it;

                (c)     confer  with  Buyer  prior to  implementing  operational
decisions of a material nature; and

                                      -18-

                (d)     otherwise  report  periodically  (but no more often than
weekly) to Buyer concerning the status of the business, operations, and finances of Seller.

        SECTION 4.3     NEGATIVE  COVENANT.  Except  in the  Ordinary  Course of
Business or as otherwise  expressly  permitted herein,  between the date of this
Agreement  and the Closing  Date,  Seller shall not,  without the prior  written consent of Buyer:

                (a)     increase any bonuses, salaries, or other compensation to
any  shareholder,  director,  officer or employee or enter into any severance or similar contract with any director, officer, or employee;

                (b)     adopt,  amend or  increase  the  payments to or benefits
under, any Employee Benefit Plan with respect to the Employees;

                (c)     mortgage, pledge, or impose any Encumbrance on any Asset
of Seller;

                (d)     materially  and  adversely  modify any  material  Seller
Contract or Governmental Authorization;

                (e)     cancel  or waive any  claims  or rights  with a value to
Seller in excess of $50,000; or

                (f)     agree,  whether  orally or in writing,  to do any of the
foregoing.

        SECTION 4.4     NOTIFICATION. Between the date of this Agreement and the
Closing Date,  Seller shall promptly notify Buyer in writing if it becomes aware of any fact or condition  that causes or constitutes a breach of any of Seller's representations and warranties made as of the date of this Agreement. Should any such fact or condition require any change to the Schedules, Seller shall deliver to Buyer a  supplement  to the  Schedules  specifying  such change  prior to the
Closing Date.

        SECTION  4.5    PAYMENT OF  LIABILITIES.  Seller  shall pay or otherwise
satisfy  in  the  Ordinary  Course  of  Business  all  of  its  liabilities  and obligations  as they become due. Buyer and Seller hereby waive  compliance  with the bulk transfer provisions of the Uniform Commercial Code (or any similar law)
in connection with the contemplated transactions.

                                    ARTICLE V
                       COVENANTS OF BUYER PRIOR TO CLOSING

        SECTION 5.1     REQUIRED APPROVALS. As promptly as practicable after the
date of this  Agreement,  Buyer  shall  obtain all  consents  and  approvals  as identified  in SCHEDULE  3.3.  Buyer also shall fully  cooperate  with Seller in obtaining all consents identified in SCHEDULE 2.2(C).

        SECTION 5.2     BEST EFFORTS.  Buyer shall use its best efforts to cause
the conditions in Article VI and Article VII to be satisfied.

                                      -19-

                                   ARTICLE VI
               CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

        Buyer's obligation to purchase the Assets and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction,  at or prior to the Closing,  of each of the following  conditions (any of which may be waived by Buyer, in whole or in part):

        SECTION 6.1     ACCURACY OF  REPRESENTATIONS.  The  representations  and
warranties  of  Seller  in this  Agreement  shall be  accurate  in all  material respects as of the Closing Date as if made on the Closing  Date,  except for any changes consented to in writing by Buyer.

        SECTION 6.2     SELLER'S   PERFORMANCE.   All  of  the   covenants   and
obligations  that Seller is  required  to perform or to comply with  pursuant to this  Agreement at or prior to the Closing must have been performed and complied with in all material respects.

        SECTION 6.3     CONSENTS.  Any  Pre-Closing  Consent  obtained  prior to
Closing shall be delivered to Buyer and shall be in full force and effect.

        SECTION  6.4    AVAILABILITY  OF  FINANCING.  Buyer shall have  received
financing in an amount  sufficient to consummate the  transactions  contemplated under this Agreement.

        SECTION 6.5     ADDITIONAL  DOCUMENTS.   Seller  must  have  caused  the
documents and instruments required by SECTION 1.7(A) and the following documents to be delivered (or tendered subject only to Closing) to Buyer:

                (a)     releases of all  Encumbrances on the Assets,  other than
Permitted Encumbrances; and

                (b)     an  opinion  of  Swidler  Berlin  LLP,  dated  as of the
Closing Date, in a form customary for similar transactions.

        SECTION 6.6     NO PROCEEDINGS.  Since the date of this Agreement, there
has not been  commenced or  threatened  proceeding  or action (a)  involving any challenge to, or seeking damages or other relief in connection  with, any of the contemplated transactions, or (b) that may have the effect of preventing, making illegal,  imposing limitations or conditions on, or otherwise interfering,  with any of the contemplated transactions.

        SECTION  6.7    NO  MATERIAL  ADVERSE  CHANGE.  Between the date of this
Agreement  and the  Closing  Date (a) there  shall  not have  been any  material adverse change in the Assets,  results of operations or condition  (financial or otherwise)  of Seller (in each case taken as a whole);  (b) there shall not have been any  sale,  lease,  or other  disposition  of any Asset  other  than in the
Ordinary  Course of Business,  or any  Encumbrance on any Asset;  and (c) Seller
shall have conducted its business only in the Ordinary Course of Business.

                                      -20-

                                   ARTICLE VII
              CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE

        Seller's  obligation  to sell the Assets  and to take the other  actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing,  of each of the following  conditions (any of which may be waived by Seller, in whole or in part):

        SECTION 7.1     ACCURACY    OF    REPRESENTATIONS.    All   of   Buyer's
representations  and  warranties  in  this  Agreement  must be  accurate  in all material respects as of the Closing Date as if made on the Closing Date.

        SECTION 7.2     BUYER'S   PERFORMANCE.   All   of  the   covenants   and
obligations that Buyer is required to perform or to comply with pursuant to this
Agreement at or prior to the Closing must have been  performed and complied with in all material respects.

        SECTION 7.3     CONSENTS.  Any consent  required to be obtained by Buyer
as  identified  in SCHEDULE  3.3,  shall be obtained and  delivered to Seller by
Buyer, and shall be in full force and effect.

        SECTION  7.4    ADDITIONAL  DELIVERIES.   Buyer  must  have  caused  the
documents, instruments and deliverables required by SECTION 1.7(B) and (C) to be delivered to Seller or Escrow Agent (as applicable) and the following  documents to be delivered (or tendered subject only to Closing) to Seller:

                (a)     an  opinion  of the Law  Offices  of Morton S.  Taubman,
dated as of the Closing Date, in a form customary for similar transactions; and

                (b)     such other  documents as Seller may  reasonably  request
for the purpose of evidencing the  satisfaction of any condition  referred to in this Article VII.

        SECTION 7.5     NO PROCEEDINGS.  Since the date of this Agreement, there
has not been  commenced or  threatened  proceeding  or action (a)  involving any challenge to, or seeking damages or other relief in connection  with, any of the contemplated transactions, or (b) that may have the effect of preventing, making illegal,  imposing limitations or conditions on, or otherwise interfering,  with any of the contemplated transactions.

        SECTION  7.6    NO  MATERIAL  ADVERSE  CHANGE.  Between the date of this
Agreement  and the  Closing  Date (a) there  shall  not have  been any  material adverse  change in the  assets of Buyer,  results  of  operations  or  condition
(financial  or  otherwise)  of Buyer (in each case taken as a whole);  (b) there shall not have been any sale,  lease, or other disposition of any asset of Buyer other  than in the  Ordinary  Course  of  Business;  and (c)  Buyer  shall  have conducted its business only in the Ordinary Course of Business.

                                      -21-

                                  ARTICLE VIII
                              ADDITIONAL COVENANTS

        SECTION 8.1     EMPLOYEES AND EMPLOYEE BENEFITS.

                (a)     Effective  immediately  before the Closing Date,  Seller
shall  terminate  the  employment of all of its Employees and shall release such
Employees from the provisions of any  restrictive  covenants  and/or  agreements with  Seller  with  respect  to  Buyer so as to  enable  Buyer  to  employ  such individuals.  Buyer  shall  offer  employment  to  all  of  the  Employees  (the
"AVAILABLE  EMPLOYEES")  following  the  Closing  at the same  base  salary  and incentive  bonus  arrangements,  and the same or  substantially  the same  group health  insurance and other benefits,  as each such Available  Employee has with
Seller,  which  Buyer  benefits  are  described  on SCHEDULE  8.1(A).  Available
Employees  shall  receive  credit for all of their service with Seller under all
welfare  and  benefit   plans   including   but  not  limited  to   eligibility,
participation,  vesting,  entitlement to benefits, and amount of benefits (other than the accrual of benefits  under a defined  benefit  pension  plan).  Without limiting the foregoing,  Buyer covenants and agrees that any Available  Employee who is an Employee of Seller as of the Closing Date,  shall be entitled to three
(3) weeks of vacation per year for each year following such Available Employee's first  anniversary of such Employee's hire date with Seller until such Available
Employee  should be entitled  to more than three (3) weeks of vacation  per year under Buyer's vacation plan and/or policy. No pre-existing  condition limitation or  exclusion  shall apply to  participation  and  coverage  for such  Available
Employees under a group welfare or health benefit plan.

                (b)     It is  understood  and  agreed  that  (i) any  offer  of
employment  made by  Buyer  as  referenced  in  SECTION  8.1(A)  above  will not constitute any commitment,  contract or understanding  (expressed or implied) of any  obligation  on  the  part  of  Buyer  to  a  post-Closing  Date  employment relationship of any fixed term or duration or upon any terms or conditions other than those that Buyer may establish  pursuant to individual offers of employment consistent with the terms herein;  and (ii)  employment  offered by Buyer is "at will" and may be terminated by Buyer or by an employee at anytime for any reason
(subject to any written commitments to the contrary made by Buyer).

                (c)     Seller will be responsible  for the payment of all wages
and other  remuneration  due to its Employees  with respect to their services as employees of Seller  through the close of business on the Closing  Date.  Seller will be liable  for any  claims  made or  incurred  by the  Employees  and their beneficiaries  under the Employee Benefit Plans prior to the Closing,  and Buyer will not have any responsibility,  liability or obligation,  to the Employees or to any other Person with respect to any Employee Benefit Plan.

                (d)     Employees and their eligible dependents who experience a
"qualifying  event" (as defined in Code  section  4980B) on or after the Closing
Date  shall  be  eligible  to  elect  health  plan  continuation   coverage  the
Consolidated  Omnibus Budget  Reconciliation  Act of  1985(COBRA)  under Buyer's group health plan. Employees of the Seller and their eligible dependents who are either (i) receiving  COBRA  continuation  coverage  under Seller's group health plan prior to the Closing  Date or (ii) do whom Buyer does not offer  employment

                                      -22-

and who  experience a "qualifying  event" as defined in Code section 4980B shall be eligible to elect COBRA  continuation  coverage  under  Seller's group health plan.

        SECTION 8.2     PAYMENT OF TAXES  RESULTING FROM SALE OF ASSETS.  Seller
shall pay in a timely manner all taxes (other than income  taxes)  imposed on it resulting from or payable in connection  with the sale of the Assets pursuant to this Agreement.

        SECTION 8.3     PAYMENT OF OTHER  RETAINED  LIABILITIES.  In addition to
payment of taxes  pursuant to SECTION 8.2,  Seller  shall pay, or make  adequate provision for the payment,  in full of all of the Retained  Liabilities.  If any such  Retained  Liabilities  are  not so  paid  or  provided  for,  or if  Buyer reasonably  determines that failure to make any payments will impair Buyer's use or  enjoyment  of the  Assets or conduct of the  business  of Seller  previously conducted  using the Assets,  Buyer may at any time after the Closing Date elect to make all such  payments  directly  or through  the escrow  (but shall have no obligation to do so) and will be promptly reimbursed therefor by Seller.

        SECTION 8.4     COVENANT NOT TO COMPETE.

                (a)     In  consideration  of the Purchase  Price to be received
under this Agreement,  Seller agrees that, for a period of three (3) years after the  Closing  Date,  Seller  shall not  directly  or  indirectly,  do any of the following:

                        (i)     engage in, or invest in, own,  manage,  operate,
finance,  control,  be employed by,  associated with or in any manner  connected with,  or render  services  or advice to, any Person  engaged in or  planning to become engaged in, or any other business whose products or activities compete in whole or in part with,  the  business of Buyer,  or any  business  carried on by
Buyer utilizing the Assets, anywhere within the continental United States;

                        (ii)    induce or  attempt  to induce  any  employee  of
Buyer to leave the employ of Buyer, or solicit,  offer  employment to, otherwise attempt  to hire,  employ,  or  otherwise  engage  as an  employee,  independent contractor, or otherwise, any such employee of Buyer; or

                        (iii)   induce or attempt to induce any Person  that was
a  customer  or  client  of  Buyer at any time  during  the one (1) year  period preceding  the Closing  Date to cease  doing  business  with  Buyer,  in any way interfere with the  relationship  between Buyer and any such customer or client, or solicit the business of any such customer or client.

                (b)     Seller acknowledges that all of the foregoing provisions
are reasonable and are necessary to protect and preserve the value of the Assets and to prevent any unfair  advantage  being  conferred on Seller.  If any of the covenants set forth in this SECTION 8.4 are held to be unreasonable,  arbitrary, or against public policy,  the restrictive  time period will be deemed to be the longest period  permissible by law under the  circumstances  and the restrictive geographical area will be deemed to comprise the largest  territory  permissible by law under the circumstances.

                                      -23-

        SECTION 8.5     SATISFACTION OF RETAINED LIABILITIES. After the Closing,
Seller  shall  satisfy  the  Retained  Liabilities  in a  manner  which  is  not materially detrimental to the Business and the Assets.

        SECTION 8.6     RETENTION AND ACCESS TO RECORDS. After the Closing Date,
Buyer  shall  retain  for a period of seven (7) years  those  records  of Seller delivered to Buyer. Buyer also shall provide Seller,  Seller's  representatives,
Seller's  members and  representatives  of the members of Seller access thereto, during  normal  business  hours and on at least  three (3) days'  prior  written notice,  to enable them to prepare  financial  statements or tax returns or deal with tax  audits or for any  purpose  associated  with any Seller  Contracts  as required  thereunder.  After the Closing  Date,  Seller shall  provide Buyer and
Buyer's  representatives  reasonable access to records that are Excluded Assets,
(except  for  membership  records and the  Governing  Documents)  during  normal business  hours and on at least three (3) days' prior  written  notice,  for any reasonable business purpose specified by Buyer in such notice. After the Closing
Date,  Buyer shall notify Seller if it becomes aware of any alleged  breach of a
Seller Contract that occurred prior to the Closing Date.

        SECTION 8.7     CHANGE OF NAME.  Within  thirty (30) days  following the
Closing Date,  Seller shall take all actions  necessary to amend its certificate of organization and change its name to one  sufficiently  dissimilar to Seller's present name to avoid confusion.

        SECTION 8.8     UPDATING ACCOUNTS  RECEIVABLE.  Seller shall prepare and
deliver to Buyer a revised SCHEDULE 1.1(C) showing actual Accounts Receivable as of the Closing Date, within thirty (30) days following the Closing.  Buyer shall permit  employees  of Seller who become  employees of Buyer after the Closing to continue  their  respective  roles with the  collection  of Accounts  Receivable assumed by Buyer at the Closing.

        SECTION 8.9     POST-CLOSING OPERATIONS OF SELLER DIVISION.

                (a)     During the period from the date of the  Closing  through
the Earnout Period, with respect to Seller Division, Buyer shall:

                        (i)     At  or  prior  to  the   Closing   create,   and
thereafter  maintain:  (A) a wholly owned  subsidiary or a separate and distinct operating  division of Buyer to be known as "JAMES LEE WITT  DIVISION",  or some other mutually acceptable name (in either case, the "SELLER DIVISION");  and (B)
true,  complete and correct separate  financial books and records of the results of operations,  assets and  liabilities  of Seller  Division  ("SELLER  DIVISION
RECORDS") of sufficient  detail so as to permit the accurate  calculation of the
Earnout and the production of financial  statements of and for Seller  Division, including  without  limitation,  a profit  and  loss  statement,  aged  accounts receivable schedule and bad debts schedule;  and (ii) record all transactions in
Seller  Division  Records,  and prepare such financial  statements in accordance with generally accepted accounting  principles applied on a consistent basis and on a basis consistent with Buyer's prior  practices,  except as herein expressly provided to the contrary;

                        (ii)    At the Closing allocate to Seller Division,  the
Business  and the Assets;  and  thereafter  conduct the Business and utilize the
Assets for the account and on behalf of Seller Division;

                                      -24-

                        (iii)   Allocate to Seller Division and/or charge to its
operations,  in addition  to the Assets  only such other and further  assets and liabilities  as shall be  acquired  or  incurred,  as the case may be, by Seller
Division in the Ordinary  Course of Business of Seller or with the prior written consent of Witt and which consent shall not be unreasonably  withheld or delayed
(such assets and liabilities collectively,  respectively, the "OTHER ASSETS" and
"OTHER LIABILITIES");

                        (iv)    Carry  on  and  maintain  the  Business  in  the
Ordinary  Course of Business of Seller and in  substantially  the same manner as heretofore  operated;  perform,  in all  material  respects  all of the material agreements,  leases and documents  assumed and/or acquired from Seller and/or in the Ordinary Course of Business of the Seller Division subsequent to the Closing as herein  provided;  and use its commercially  reasonable  efforts to preserve, intact, the relationships with its customers and employees;

                        (v)     Maintain its  corporate  existence in full force
and  effect  and good  standing  in each  jurisdiction  where the  nature of the business of Seller Division and/or  ownership of Seller Division assets requires
Buyer  to be  qualified  to do  business;  and use its  commercially  reasonable efforts, to obtain and/or maintain all material licenses,  consents or approvals
(from every  governmental  or regulatory  body, or other person)  required to be obtained  and/or held by Buyer for or with respect to Seller  Division  Business
(as defined below) and/or its assets; and

                        (vi)    Permit   Witt  to   supervise   the   day-to-day
operations of Seller  Division  (including,  without  limitation,  approving the corporate and accounting policies of the Seller Division,  subject to the review and approval of the Buyer's independent certified public accounting firm).

                (b)     Without   limiting  the  generality  of  SECTION
8.9(A) hereof and in  furtherance  and not in limitation  thereof,  Buyer shall, during the Earnout Period:

                        (i)     Cause and/or permit Seller Division to engage in
only: (A) the Business;  and (B) such other and further  business lines to which
Witt may consent and which consent shall not be unreasonably withheld or delayed
(the "OTHER Business");

                        (ii)    Provide or make available to the Seller Division
all reasonable  working  capital funds  required for the full and  uninterrupted operation of the Business and Other Business (collectively, the "SELLER DIVISION
BUSINESS")  and  full and  timely  satisfaction  of the  obligations  of  Seller
Division  and/or Buyer,  provided  such working  capital funds were budgeted and forecasted by the Seller Division and approved by the Buyer;

                        (iii)   Provide  Witt:  (A)  with  a full  and  complete
financial  package of Seller  Division,  (B) such  additional  reports as may be reasonably  necessary  for the  management  of Seller  Division,  as  reasonably requested  by Witt;  (C) to secure  from  Buyer such  information  as Witt shall reasonably deem necessary or  appropriate;  and (D) the right to review and copy such  reasonable  other,  further and additional  financial and operating  data, materials and  information as to Seller  Division  Business as may be reasonably requested  by Witt;  such access not to  materially  interfere  with  day-to-day operations of Buyer;

                                      -25-

                        (iv)    Take and perform any and all reasonable  actions
necessary  to satisfy  the  covenants  required to be  performed  by Buyer under
SECTION 1.3 of this Agreement;

                        (v)     Except  as  expressly  provided  herein  to  the
contrary:

                                (A)     within  thirty (30) days  following  the
close  of each  calendar  month  distribute  to  Witt  copies  of the  financial statements of Seller  Division as at the end of such calendar  month,  PROVIDED,
HOWEVER, the Seller Division must provide financial  information to the Buyer in a timely manner; and

                                (B)     within  sixty (60) days  following  each
anniversary  of the Closing  Date  distribute  to Witt  copies of the  financial statements of Seller Division as of the end of such twelve (12) month period and for the twelve (12) month period then ending.

                (c)     Without  limiting the  generality of SECTIONS  8.9(A) or
(B) hereof and in furtherance  and not in limitation  thereof,  Buyer shall not, nor shall Buyer authorize or permit Seller Division,  unless such inaction would materially  adversely effect the business of the Buyer during the Earnout Period
(without the prior written consent of Witt in each instance, which consent shall not be unreasonably withheld or delayed), to:

                        (i)     Dispose of and/or discontinue or terminate,  the
line of business conducted by Seller prior to the Closing;

                        (ii)    Take or perform any action  which would or might
prevent,  inhibit or  preclude  the  satisfaction,  in whole or in part,  of the covenants required to be performed by Buyer under SECTION 1.3 of this Agreement;

                        (iii)   Other than as expressly required by GAAP, change
the business,  operations or financial  condition,  or the manner of managing or conducting Seller Division Business and operations if such changes,  if any, may reasonably have a material  adverse effect on such Seller  Division  Business or the operations or financial condition of Seller Division, taken as a whole;

                        (iv)    Except to the extent  the same are  inconsistent
with the GAAP  practices of Buyer,  change the  accounting  methods or practices
(including,  without  limitation,  recognition  of  income)  applied  to  Seller
Division;

                        (v)     (A)  Engage  effective  as of  the  Closing  any
individuals   other  than  those  designated  by  Witt  and  at  the  respective compensation  levels in effect as of the date of the Closing;  (B) subsequent to the Closing engage as an employee,  consultant and/or independent contractor any person and/or entity to operate or manage Seller  Division  Business for so long as  Witt is  employed  by  Buyer;  and  (C)  other  than  to  Witt,  permit  any unreasonable  increase in the salary or other compensation  payable or to become payable to any of Seller Division's officers, directors, employees or agents (in their respective capacities as such), or the declaration,  payment or commitment

                                      -26-

or obligation of any kind,  nature or description for the payment to any of them of an unreasonable bonus or other unreasonable additional salary or compensation to any person;

                        (vi)    Other than in the  Ordinary  Course of Business,
write off or take any charge or expense  with regard to a  receivable  of Seller
Division  without  either  giving Witt the  opportunity  to review,  discuss and assist in the handling of the claim;

                        (vii)   Take any charge or  expense  to net income  with
regard  to the  reduction  or  write-off  of a  receivable  for the  purpose  of accommodating  a  customer  relation,  litigation  or  similar  concern of Buyer relating in whole or in part to a business of Buyer other than Seller  Division, and in such event,  provide a reasonable  credit for such reduction or write-off to Seller Division;

                        (viii)  Sell, lease, abandon, assign, transfer,  license
or otherwise  dispose of any of the Assets  constituting  a material  asset,  or enter  into  any  agreement  and/or  option  for or with  respect  to any of the foregoing,  which has or may have a material  adverse effect on Seller  Division
Business, the financial condition of Seller Division, its assets or prospects;

                        (ix)    Amend,   modify   or   provide   for  the  early
termination  of any  material  agreement  or  license to which it is a party and which it acquired from Seller,  which has or may have a material  adverse effect on Seller Division  Business,  the financial  condition of Seller Division,  and
Seller Division's assets or properties; or

                        (x)     Permit  the   allocation   to  Seller   Division
Business of, or burden Seller  Division  Business with,  any corporate  overhead charge other than what is consistently  charged to other divisions or affiliated entities of Buyer for similar charges or burdens.

                (d)     During  the  Earnout  Period,  if  there  is (i) a Buyer
Change  of  Control,  then  prior to the  consummation  of the  Buyer  Change of
Control,  the Buyer shall cause the successor to Buyer to execute and deliver to
Seller an  undertaking  covenanting  to perform any  obligations  of Buyer which survive the Closing Date,  including  without  limitation,  Sections 1.3 and 8.9
(the "SUCCESSOR  UNDERTAKING"),  or (ii) a Buyer Private Change of Control, then prior to the consummation of the Buyer Change of Control,  the Buyer shall cause the successor to Buyer to execute and deliver to Seller a Successor Undertaking, and such  Successor  Undertaking  shall  include an  additional  covenant  which obligates such successor to pay the Earnout in cash only.

                (e)     If a  Triggering  Event shall  occur  during the Earnout
Period, then prior to the consummation of such Triggering Event, Buyer shall pay to Seller the Remainder  Earnout  Amount,  if any. The Remainder  Earnout Amount
shall be determined by a Qualified  Appraiser(s) in accordance with this Section
8.9(e), as follows:

                        (i)     At  least   thirty   (30)  days   prior  to  the
consummation  of  a  Triggering  Event,   Buyer  shall  notify  Seller  of  such
prospective  Triggering Event.  Within ten (10) days of Seller's receipt of such notice,  Seller and Buyer  shall  attempt  to  mutually  agree upon a  Qualified
Appraiser to determine  the  Remainder  Earnout  Amount  (including  any amounts necessary  for the  calculation  thereof).  If Seller and Buyer cannot  mutually agree upon a Qualified  Appraiser  by the end of such ten (10) day period,  then
Seller  and Buyer  shall  each  appoint,  by notice to the  other,  a  Qualified

                                      -27-

Appraiser within ten (10) days.  Within thirty (30) days after such appointment, each Qualified Appraiser shall submit its determination of the Remainder Earnout
Payment to Seller  and  Buyer.  If either  party  fails to  appoint a  Qualified
Appraiser  within  the ten (10) day  period  described  above or if a  Qualified
Appraiser  so  appointed  fails to submit  its  determination  of the  Remainder
Earnout Payment within the required thirty (30) day period,  and if such failure continues  for twenty  (20) days  after  notice of such  failure  from the other party, the  fully-appointed  Qualified  Appraiser's timely  determination of the
Remainder  Earnout  Payment shall be deemed approved by each of Seller and Buyer for all purposes.

                        (ii)    If two  Qualified  Appraisers  are appointed and
deliver  reports  in  timely  fashion  and if  the  Remainder  Earnout  Payments determined by the Qualified  Appraisers  vary by 10% or less, the average of the valuations  shall  be  deemed  approved  by each of  Seller  and  Buyer  for all purposes.  If the two Remainder  Earnout Payments vary by more than 10%, the two
Qualified  Appraisers  shall select a third Qualified  Appraiser within fourteen
(14) days after delivery of their respective reports to Buyer and Seller. If the two Qualified  Appraisers  are unable to agree upon the  appointment  of a third
Qualified  Appraiser  pursuant to this SECTION  8.9(E)(II)  within such fourteen
(14) day period,  either Seller or Buyer may, upon written  notice to the other, request that such  appointment be made by a judge sitting for a state or federal court of competent jurisdiction in New York.

                        (iii)   If all three Qualified  Appraisers  cannot agree
upon the  Remainder  Earnout  Payment  within  thirty  (30) days  following  the selection of the third  Qualified  Appraiser  (which  agreed  Remainder  Earnout
Payment shall in no event be higher than the higher, or lower than the lower, of the two previously  submitted  Remainder Earnout Payments),  the third Qualified
Appraiser shall, within thirty (30) days thereafter, submit its determination as to the Remainder  Earnout  Payment to the other two Qualified  Appraisers and to
Buyer and Seller in  writing,  and the  average of the two  numerically  closest
Remainder   Earnout  Payments  (or,  if  the  Remainder   Earnout  Payments  are
equidistant,  the  average of all three  Remainder  Earnout  Payments)  shall be deemed approved by each of Buyer and Seller for all purposes.

                        (iv)    If any Qualified  Appraiser  appointed hereunder
resigns, refuses to perform or is unable to perform any obligation hereunder for reasons  unrelated to the acts or omissions of the  appointing  party,  then the party or  parties  appointing  such  Qualified  Appraiser  shall  have the right unilaterally  to appoint a substitute  Qualified  Appraiser and the deadline for the production of such Qualified  Appraiser's  report and  determination  of the
Remainder  Earnout  Payment  shall be subject to an  extension  of not more than thirty (30) days.

                        (v)     In connection with any process  required by this
SECTION 8.9(E),  Buyer will provide the Qualified  Appraisers full access during normal  business  hours to  examine  all  pertinent  books,  records  and files, agreements and other documents. The fees and expenses of the Qualified Appraiser or  Appraisers  shall be borne by Buyer.  In the event that a  Triggering  Event shall occur prior to a final  determination of the Remainder  Earnout Payment in accordance  with this SECTION 8.9(E) and the delivery of such Remainder  Earnout
Payment to Seller,  then prior to the  consummation  of such  Triggering  Event,
Buyer shall place into escrow a reasonable amount of money (as such amount shall be reasonably  determined  by Buyer and shall be subject to Seller's  reasonable approval),  in order to  secure  payment  to  Seller  of the  Remainder  Earnout
Payment.

                                      -28-

        SECTION 8.10    TREATMENT OF ACCRUED SICK LEAVE.  If  subsequent  to the
date of this  Agreement,  Buyer  assumes  or agrees to assume  sick leave of any other  Person,  then Buyer shall pay to Seller an amount equal to the total cost of accrued sick leave of Seller as of the Closing Date, as set forth on SCHEDULE
8.10. Buyer hereby  represents and warrants that through the date hereof,  Buyer has not assumed any accrued liability with respect to sick leave of any Person.

                                   ARTICLE IX
                                   TERMINATION

        SECTION 9.1     TERMINATION  EVENTS. This Agreement may be terminated by
written  notice  given  prior to or at the  Closing,  subject to SECTION  9.2 as follows:

                (a)     by Buyer or Seller if a material breach of any provision
of this  Agreement has been committed by the other party and such breach has not been waived by the non-breaching party;

                (b)     by Buyer if any  condition  in  Article  VI has not been
satisfied as of the date specified for Closing Date; or if  satisfaction of such a  condition  by such date is or becomes  impossible  (other  than  through  the failure of Buyer to comply with its obligations  under this Agreement) and Buyer has not waived such condition on or before such date;

                (c)     by Seller,  if any condition in Article VII has not been
satisfied as of the date specified for Closing Date or if satisfaction of such a condition by such date is or becomes  impossible (other than through the failure of Seller to comply with its  obligations  under this  Agreement) and Seller has not waived such condition on or before such date;

                (d)     by mutual consent of Buyer and Seller;

                (e)     by Seller, if Buyer has not received the funds necessary
to finance Buyer to consummate the transactions  contemplated by this Agreement;
or

                (f)     by Buyer or Seller if the Closing has not occurred on or
before  February  28,  2006  (provided  that such date  shall  automatically  be extended, if necessary, to permit Seller sufficient time to deliver to Buyer the audited financial  statements in a form which complies with Section 2.4 hereof), or such later date as the parties may agree or as provided in this Agreement.

        SECTION 9.2     EFFECT OF TERMINATION. Each party's right of termination
under  SECTION  9.1 is in  addition  to any other  rights it may have under this
Agreement or otherwise,  and the exercise of such right of termination  will not be an election of remedies.  If the Agreement is terminated  pursuant to SECTION
9.1, all obligations of the parties under this Agreement will terminate,  except that the  obligations  of (a) the parties in this  SECTION 9.2; and (b) Buyer in
SECTION  9.3,  will  survive;  PROVIDED,  HOWEVER,  that  if this  Agreement  is terminated because of a breach of this Agreement by the non-terminating party or because one or more of the  conditions to the  terminating  party's  obligations under this  Agreement  is not  satisfied  as a result of the party's  failure to

                                      -29-

comply with its obligations under this Agreement,  the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

         SECTION 9.3 FINANCING  FEES. In the event this  Agreement is terminated due to Buyer failing to accomplish the financing  contemplated in SECTION 3.5 or
Buyer  materially  breaches any term hereof on or before the Closing Date, Buyer shall  immediately  pay to Seller an amount in cash equal to the total amount of any out-of-pocket  expenses and third-party fees and expenses incurred by Seller in  connection  with this  Agreement or the  transactions  contemplated  by this
Agreement, including all counsel fees and expenses, and all audit and accounting fees and expenses  incurred in connection  with the  preparation  of the audited financials statements, in an amount not to exceed $50,000.

                                    ARTICLE X
                                 INDEMNIFICATION

         SECTION 10.1 SURVIVAL. All representations,  warranties, covenants, and
obligations  in  this  Agreement,   the  Schedules   attached  hereto,  and  the
certificates delivered pursuant to SECTION 1.7, will survive the Closing and the consummation of the transactions contemplated hereby for a period of twelve (12)
months,  except that (a) the  obligations  of Buyer under SECTION 1.3(E) survive until the last Earnout payment is received by Seller following the expiration of the Earnout Period,  unless the maximum amount of the Earnout is earned and paid prior to such expiration, then at such date as the maximum amount of the Earnout is paid to Seller,  and (b) the  obligations  of Seller and Buyer as  applicable under  Article  VIII  shall  survive  until  such  covenants  are  fulfilled  in accordance  with their terms.  Buyer is not aware of any facts or  circumstances that would serve as the basis for a claim by Buyer  against  Seller based upon a breach of any of the  representations and warranties of Seller contained in this
Agreement or breach by any of Seller's  covenants or  agreements to be performed by any of them at or prior to  Closing.  Buyer will be deemed to have  waived in full any breach of any of Seller's  representations  and warranties and any such covenants and agreements of which Buyer has such awareness at the Closing.

         SECTION 10.2   INDEMNIFICATION  AND  REIMBURSEMENT  BY  SELLER.  Seller
shall  indemnify  and hold  harmless  Buyer,  and its  directors,  stockholders, members,  partners,  employees,  representatives and agents  (collectively,  the
"BUYER INDEMNIFIED PERSONS"), and shall reimburse Buyer Indemnified Persons, for any loss,  liability,  claim,  damage  (including  incidental and  consequential
damages),   or  expense  (including  costs  of  investigation  and  defense  and reasonable  attorneys' fees and expenses) whether or not involving a third-party claim (collectively,  "DAMAGES"),  arising,  directly or indirectly,  from or in connection with:

                (a)     any breach of any  representation  or  warranty  made by
Seller in this Agreement,  or in any certificate of Seller delivered pursuant to
SECTION 1.7(A);

                (b)     any breach of any  covenant or  obligation  of Seller in
this Agreement; and

                (c)     any Retained Liabilities.

                                      -30-

        SECTION 10.3    INDEMNIFICATION  AND REIMBURSEMENT BY BUYER. Buyer shall
indemnify  and  hold  harmless  Seller  and its  directors,  members,  partners, employees,  representatives  and agents  (collectively,  the "SELLER INDEMNIFIED
PERSONS")  and  shall  reimburse  Seller  Indemnified  Persons  for any  Damages arising, directly or indirectly, from or in connection with:

                (a)     any breach of any  representation  or  warranty  made by
Buyer in this  Agreement or in any  certificate  or document  delivered by Buyer pursuant to this Agreement;

                (b)     any breach of any  covenant  or  obligation  of Buyer in
this  Agreement or in any other  document,  writing or  instrument  delivered by
Buyer pursuant to this Agreement; and

                (c)     the Assumed Liabilities.

        SECTION 10.4    LIMITATIONS.

                (a)     Seller will have no  indemnification  liability  for the
breach of any  representation  or warranty set forth in Article II, unless on or before the first  anniversary of the Closing Date,  Buyer  notifies  Seller of a claim  specifying  the factual basis of that claim in  reasonable  detail to the extent then known by Buyer;  PROVIDED,  HOWEVER,  that any claim with respect to
SECTION  2.8  taxes,  2.10  employee  benefits  or 2.11  only  with  respect  to environmental  matters may be made at any time, subject to the applicable period of statute of limitations.

                (b)     Buyer  will have no  indemnification  liability  for the
breach of any  representation or warranty set forth in Article III, unless on or before the first  anniversary  of the Closing Date,  Seller  notifies Buyer of a claim  specifying  the factual basis of that claim in  reasonable  detail to the extent then known by Seller.

                (c)     Notwithstanding   anything  to  the  contrary  contained
herein,  except in the case of fraud,  neither  Buyer nor Seller  shall have any liability for any amounts of Damages  exceeding  $1,000,000 in the aggregate for all claims made by the other party under this Article X. In addition, the amount of any  Damages of any Seller  Indemnified  Party shall be reduced by any amount received  by such  Seller  Indemnified  Party  with  respect  thereto  under any insurance coverage. Likewise, the amount of any Damages of any Buyer Indemnified
Party shall be reduced by any amount  received by such Buyer  Indemnified  Party with respect thereto under any insurance coverage. Such Seller Indemnified Party or Buyer  Indemnified  Party, as applicable,  shall use commercially  reasonable efforts to collect any amounts  available  under such insurance  coverage.  If a
Seller Indemnified Party or a Buyer Indemnified  Party, as applicable,  receives an amount under insurance coverage at any time subsequent to any indemnification provided by Buyer or Seller, as applicable,  then such Seller  Indemnified Party or Buyer  Indemnified  Party, as applicable,  shall promptly  reimburse Buyer or
Seller,  as  applicable,  for any payment  made or expense  incurred by Buyer or
Seller, as applicable, in connection with providing such indemnification,  up to such  amount  received  by such Seller  Indemnified  Party or Buyer  Indemnified
Party,  as  applicable,  but  net  of  any  expenses  incurred  by  such  Seller
Indemnified Party or Buyer Indemnified Party in collecting such amount.

                                      -31-

                (d)     The Promissory Note, the Escrowed  Shares,  and $400,000
Offset  (collectively,  the  "INDEMNITY  FUNDS"),  shall  be the  sole  recourse available to Buyer  Indemnified  Parties for any claims under ARTICLE X, and any obligation of Seller to compensate any Buyer  Indemnified  Party for any Damages shall be satisfied in Indemnity Funds;  PROVIDED,  HOWEVER,  that nothing herein shall limit the  remedies  that Buyer  Indemnified  Parties may have for Damages based on fraud.  In  furtherance  of the  foregoing,  any claim for Damages made against the Indemnity  Funds shall first be debited  against the Promissory Note until the  principal  amount and any interest  accrued  through the date of such claim shall equal zero, next debited against the Escrowed Stock, which shares of
Escrowed  Stock  shall  have a Fair  Market  Value Per Share as of the date such claim is made against the Escrowed Stock,  and last debited against the $400,000
Offset.

        SECTION 10.5    PROCEDURE FOR  INDEMNIFICATION - THIRD PARTY CLAIMS. If,
after the Closing Date, either a Buyer Indemnified  Person or Seller Indemnified
Person,  as  the  case  may  be  (the  "INDEMNITEE"),  receives  notice  of  any third-party  claim or alleged  third-party  claim asserting the existence of any matter of a nature as to which the  Indemnitee  is  entitled  to be  indemnified under this Agreement,  the Indemnitee shall promptly notify Seller, or Buyer, as the case may be (the  "INDEMNITOR"),  in writing with respect  thereto,  but the failure  to  notify  the  Indemnitor  will not  relieve  the  Indemnitor  of any liability  that it may have to an  Indemnitee,  except  to the  extent  that the
Indemnitor  demonstrates  that the defense of such action has been prejudiced by the Indemnitee's failure to give such notice. The Indemnitor will have the right to defend  against any such claim provided (a) that the  Indemnitor,  within ten
(10) days after the giving of such notice by Indemnitee,  notifies Indemnitee in writing that (i) Indemnitor disputes such claim and gives reasons therefor,  and
(ii) Indemnitor will, at its own cost and expense, defend the same, and (b) such defense is instituted and  continuously  maintained in good faith by Indemnitor.
Indemnitee may, if it so elects,  designate its own counsel to participate  with the counsel  selected by Indemnitor  in the conduct of such defense.  Indemnitor will not permit any lien or execution to attach to the assets of Indemnitee as a result of such claim, and the Indemnitor shall provide such bonds or deposits as are necessary to prevent the same. In any event, Indemnitor will keep Indemnitee fully advised as to the status of such defense. If Indemnitor is given notice of a claim as aforesaid  and fails to notify  Indemnitee  of its election to defend such claim within the time prescribed  herein, or after having elected to defend such claim fails to institute and maintain such defense as prescribed herein, or if such defense is unsuccessful  then, in any such event,  the Indemnitor  shall fully satisfy and discharge the claim within ten (10) days after notice from the
Indemnitee requesting Indemnitor to do so. If the Indemnitor assumes the defense of any action or  proceeding  (y) no compromise or settlement of such claims may be effected by the Indemnitor without the Indemnitee's  consent unless (A) there is no finding or admission  of any  violation  of any legal  requirement  or any violation of the rights of any Person and no effect on any other claims that may be made  against the  Indemnitee,  and (B) the sole relief  provided is monetary damages that are paid in full by the  Indemnitor;  and (z) the  Indemnitee  will have no liability  with respect to any  compromise  or settlement of such claims effected without its consent.

        SECTION 10.6    PROCEDURE FOR  INDEMNIFICATION  - OTHER CLAIMS.  A claim
for  indemnification  for any matter not  involving a  third-party  claim may be asserted by notice to the party from whom indemnification is sought.

                                      -32-

                                   ARTICLE X
                               GENERAL PROVISIONS

        SECTION 11.1    EXPENSES. Except as otherwise expressly provided in this
Agreement,  each  party to this  Agreement  shall bear its  respective  expenses incurred in connection with the preparation,  execution, and performance of this
Agreement  and the  transactions  contemplated  hereby,  including  all fees and expenses of its representatives.

        SECTION 11.2    NOTICES.  All  notices,  consents,  waivers,  and  other
communications  under this  Agreement  must be in writing  and will be deemed to have been duly given when (a)  delivered by hand (with written  confirmation  of receipt),  (b)  sent by  facsimile  with  confirmation  of  transmission  by the transmitting  equipment,  (c)  received by the  addressee,  if sent by certified mail, return receipt requested,  or (d) received by the addressee,  if sent by a
nationally   recognized   overnight  delivery  service,  in  each  case  to  the
appropriate  addresses  or  facsimile  numbers set forth below (or to such other addresses or facsimile  numbers as a party may  designate by notice to the other parties):

          Buyer:                    GlobalOptions Group, Inc.
                                    75 Rockefeller Plaza, 27th Floor
                                    New York, NY  10019
                                    Attn:  Jeff Nyweide
                                    Fax:  212-445-0054
                                    Email:  jnyweide@globaloptions.com

          with a copy to:           Morton S. Taubman, Esq.
                                    1201 15th Street, N.W., Second Floor
                                    Washington, D.C.  20005
                                    Fax:  202-659-2679
                                    Email:  mtaubman@isiwdc.com

          Seller:                   James Lee Witt Associates, LLC
                                    701 13th Street, N.W.
                                    Suite 850
                                    Washington, D.C. 20005
                                    Attn:  James Lee Witt
                                    Fax:  202-585-0792
                                    Email:  jlwitt@wittassociates.com

          with a copy to:           Swidler Berlin LLP
                                    3000 K Street, N.W., Suite 300
                                    Washington, D.C. 20007
                                    Attn: Andrew M. Ray, Esq.
                                    Fax: 202-295-8478
                                            Email:   amray@swidlaw.com

        SECTION 11.3    JURISDICTION.  The  parties  agree  that the  state  and
federal courts  located in New York,  New York,  will be the sole venue and will

                                      -33-

have sole  jurisdiction  for the resolution of all disputes  arising  hereunder.
Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

        SECTION 11.4    WAIVER.  No  failure  to  exercise,   and  no  delay  in
exercising,  on the part of either party,  any right hereunder will operate as a waiver thereof,  nor will any single or partial  exercise of any right hereunder preclude further exercise of any other right hereunder.

        SECTION 11.5    ENTIRE  AGREEMENT  AND  MODIFICATION.   This  Agreement,
together with the Schedules,  Exhibits and other documents delivered pursuant to this Agreement,  constitutes a complete and exclusive  statement of the terms of the  agreement  between  the  parties  with  respect to its  subject  matter and supersedes all prior  agreements,  whether written or oral,  between the parties with respect to its subject matter.  This Agreement may not be amended except by a written  agreement  signed on behalf of each of the parties hereto;  PROVIDED,
HOWEVER,  Buyer may waive any conditions contained in Article VI, and Seller may waive any  conditions  contained in Article VII, each without the consent of the other.

        SECTION 11.6    ASSIGNMENTS,  SUCCESSORS,  AND NO THIRD-PARTY RIGHTS. No
party may assign any of its rights or delegate any of its obligations under this
Agreement  without the prior written  consent of the other parties,  except that
Buyer may assign any of its rights and  delegate  any of its  obligations  under this  Agreement  (i) to  any  wholly-owned  affiliate  of  Buyer;  and  (ii)  in connection  with the sale of all or  substantially  all of the  assets of Buyer, provided that no such  assignment  or delegation  will relieve Buyer from any of its obligations  hereunder.  Subject to the preceding  sentence,  this Agreement will apply to, be binding in all respects  upon, and inure to the benefit of the successors and permitted assigns of the parties.  Nothing in this Agreement will be  construed to give any Person  other than the parties to this  Agreement  any legal  or  equitable  right  under  or with  respect  to this  Agreement  or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to this SECTION 11.6.

        SECTION 11.7    SEVERABILITY. If any provision of this Agreement is held
invalid  or  unenforceable  by any court of  competent  jurisdiction,  the other provisions of this Agreement  will remain in full force and effect.  The parties agree that if any provision  contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining  provisions of this Agreement valid and enforceable to the fullest extent  permitted by law and, to the extent necessary,  shall  amend or  otherwise  modify  this  Agreement  to replace  any provision  contained herein that is held invalid or  unenforceable  with a valid and enforceable provision giving effect to the intent of the parties.

        SECTION 11.8    SECTION HEADINGS, CONSTRUCTION. The headings of Articles
and Sections in this  Agreement are provided for  convenience  only and will not affect its  construction or  interpretation.  All Exhibits and Schedules to this
Agreement  are  incorporated  into  and  constitute  an  integral  part  of this
Agreement as if fully set forth herein. All words used in this Agreement will be construed to be of such gender or number as the context  requires.  The language used in the Agreement  shall be construed,  in all cases,  according to its fair meaning,  and not for or against any party hereto. The parties  acknowledge that each party has reviewed  this  Agreement and that rules of  construction  to the effect that any ambiguities  are to be resolved  against the drafting party will not be available in the interpretation of this Agreement.

                                      -34-

         SECTION 11.9  GOVERNING  LAW.  This  Agreement  will be governed by and construed under the laws of the State of New York without regard to conflicts of laws principles that would require the application of any other law.

         SECTION 11.10  COUNTERPARTS.  This  Agreement may be executed in one or more  counterparts,  each of which will be deemed to be an original copy of this
Agreement and all of which,  when taken  together,  will be deemed to constitute one and the same agreement.

         SECTION  11.11  FURTHER   ASSURANCES.   The  parties  shall   cooperate
reasonably  with  each  other  and  with  their  respective  representatives  in connection  with any  steps  required  to be  taken as part of their  respective obligations  under this  Agreement,  and the parties  agree (a) to furnish  upon request to each other such  further  information,  (b) to execute and deliver to each other such other documents,  and (c) to do such other acts and things,  all as the other party may  reasonably  request for the purpose of carrying  out the intent of this Agreement and the transactions contemplated hereby.

         SECTION  11.12  LEGAL  FEES.  In the event that legal  proceedings  are commenced by Buyer against  Seller,  or by Seller against  Buyer,  in connection with  this  Agreement  or the  transactions  contemplated  hereby,  the party or parties  that  do not  prevail  in such  proceedings  shall  pay the  reasonable
attorneys'  fees  and  expenses   incurred  by  the  prevailing  party  in  such
proceedings.

                            [SIGNATURE PAGE FOLLOWS.]

                                      -35-

                            ASSET PURCHASE AGREEMENT
                                 SIGNATURE PAGE

        IN WITNESS  WHEREOF,  the parties  have  executed  this Asset  Purchase
Agreement as of the date first written above.

                            BUYER:

                            GLOBALOPTIONS GROUP, INC.

                            By:  /s/ Harvey W. Schiler
                               --------------------------------------------
                            Name:  Harvey W. Schiller
                                  -----------------------------------------
                            Title: Chairman and CEO
                                   ----------------------------------------

                            SELLER:

                            JAMES LEE WITT ASSOCIATES, LLC

                            By:  /s/ James L. Witt
                                 -------------------------------------------
                            Name:  James L. Witt
                            Title: Member, The Holder of the Majority of the Outstanding
                                   Class A Common Interests

                                      -36-

                                     ANNEX A

"$400,000 OFFSET" shall have the meaning given such term in Section 1.3(e)(i).

"ACCOUNTS RECEIVABLE" shall have the meaning given such term in Section 1.1(c).

"ACCRUED EXPENSES" shall have the meaning given such term in Section 1.4(a)(vi).

"AGREEMENT"  shall  have the  meaning  given such term in the  preamble  of this
Agreement.

"ASSETS" shall mean all of the property and assets to be transferred to Buyer by
Seller under this Agreement.

"ASSIGNMENT AND ASSUMPTION  AGREEMENT" shall have the meaning given such term in
Section 1.7(a)(ii).

"ASSIGNMENT  AND  ASSUMPTION OF LEASE" shall have the meaning given such term in
Section 1.7(a)(iii).

"ASSUMED  EMPLOYMENT  AGREEMENTS"  shall  have the  meaning  given  such term in
Section 1.4(a)(v).

"ASSUMED LIABILITIES" shall have the meaning given such term in Section 1.4.

"AVAILABLE EMPLOYEES" shall have the meaning given such term in Section 8.1(a).

"BAD DEBT WRITE-OFF"  shall mean any uncollected  accounts  receivable of Seller
Division  written-off  and charged to the bad debt reserve  consistent  with the
Seller Division's corporate and accounting policies during the Earnout Period.

"BILL OF SALE" shall have the meaning given such term in Section 1.7(a)(i).

"BOARD OF DIRECTORS" shall mean the Board of Directors.

"BUSINESS" shall have the meaning given such term in Section 1.1.

"BUYER"  shall  have  the  meaning  given  such  term  in the  preamble  of this
Agreement.

"BUYER  CHANGE OF  CONTROL"  shall be deemed to have  occurred  if (i) a Person, which  shall  include a "group"  (within  the  meaning of  section  13(d) of the
Exchange Act) who does not  currently own directly or indirectly  40% or more of the  combined  voting  power  of  Buyer's  outstanding  securities  becomes  the
"beneficial  owner" (as  defined in Rule 13d-3 under the Act) of  securities  of
Buyer's  representing  more than 40% of the  combined  voting  power of  Buyer's then-outstanding  securities; or (ii) the stockholders of Buyer approve a merger or consolidation of Buyer with any other publicly held corporation, other than a merger or  consolidation  which would result in the voting  securities  of Buyer outstanding  immediately  prior  thereto  continuing  to  represent  (either  by remaining  outstanding  or by being  converted  into  voting  securities  of the surviving  entity)  at least  60% of the  combined  voting  power of the  voting securities of Buyer or such surviving entity outstanding  immediately after such merger or consolidation;  PROVIDED, HOWEVER, that if the merger or consolidation is not consummated  following such  stockholder  approval and the transaction is abandoned, then the Change of Control shall be deemed not to have occurred.

"BUYER  PRIVATE  CHANGE OF  CONTROL"  shall be deemed  to have  occurred  if the stockholders  of  Buyer  approve  a merger  or  consolidation  of  Buyer  with a privately held  corporation,  other than a merger or  consolidation  which would result in the voting securities of Buyer  outstanding  immediately prior thereto continuing to represent  (either by remaining  outstanding or by being converted into voting  securities  of the  surviving  entity) at least 50% of the combined voting  power  of the  voting  securities  of  Buyer  or such  surviving  entity outstanding immediately after such merger or consolidation.

"BUYER COMMON  STOCK" shall mean the common stock of Buyer,  with a par value of
$.001 per  share,  outstanding  as of the date  hereof,  or any other  shares of equity securities into which common stock of Buyer is converted,  exchanged,  or reclassified.

"BUYER  GOVERNING  DOCUMENTS"  shall have the meaning given such term in Section
3.1(b).

"BUYER  INDEMNIFIED  PERSONS"  shall have the meaning given such term in Section
10.2.

"BUYER'S  CLOSING  DOCUMENTS"  shall have the meaning given such term in Section
3.2(a).

"CLOSING" shall have the meaning given such term in Section 1.6.

"CLOSING DATE" shall have the meaning given such term in Section 1.6.

"CLOSING  DATE  STATEMENT"  shall  have the  meaning  given such term in Section
1.3(b).

"CLOSING  STOCK  PAYMENT"  shall  have the  meaning  given  such term in Section
1.3(c).

"CLOSING" shall have the meaning given such term in Section 1.6.

"DAMAGES" shall have the meaning given such term in Section 10.2.

"DEPOSITS  AND  PREPAYMENTS"  shall have the meaning  given such term in Section
1.1(j).

"EARNOUT PERIOD" shall have the meaning given such term in Section 1.3(e)(i).

"EARNOUT" shall have the meaning given such term in Section 1.3(e).

"EMPLOYEE BENEFIT PLANS" shall have the meaning given such term in Section 2.10.

"EMPLOYEES" shall have the meaning given such term in Section 2.9.

"ENCUMBRANCE" shall have the meaning given such term in Section 1.1.

"ENFORCEABILITY  LIMITATIONS"  shall have the meaning given such term in Section
2.2(a).

"ESCROW AGENT" shall be Swidler Berlin LLP,  unless the parties hereto  mutually agree upon another third party.

"ESCROW AGREEMENT" shall have the meaning given such term in Section 1.7(a)(v).

"ESCROWED STOCK" shall have the meaning given such term in Section 1.3(c).

"EXCHANGE ACT" shall have the meaning given such term in Section 3.10.

"EXCLUDED ASSETS" shall have the meaning given such term in Section 1.2.

"FAIR MARKET  VALUE OF A SHARE"  means the average of the closing  prices of the sales of Buyer  Common Stock on all  securities  exchanges on which Buyer Common
Stock may at the time be  listed,  or,  if there  have been no sales on any such exchange on any day,  the average of the highest bid and lowest  asked prices on all such  exchanges at the end of such day, or, if on any day Buyer Common Stock are not so listed, the average of the representative bid and asked prices quoted in the  NASDAQ  System as of 4:00 P.M.,  New York time,  or, if on any day Buyer
Common Stock are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic  over-the-counter  market as reported by the National Quotation Bureau Incorporated, or any similar successor organization,  in each  such case  averaged  over a period  of 30  trading  days consisting  of the trading  day as of which the Fair Market  Value of a Share is being  determined and the 29  consecutive  trading days prior to such day. If at any time Buyer Common Stock is not listed on any  securities  exchange or quoted in the NASDAQ System or the over-the-counter  market, the Fair Market Value of a
Share will be the fair value of such Buyer  Common Stock as  determined  in good faith by the  Board of  Directors  and set  forth in a  notice,  which  shall be delivered to Seller within ten (10) days after such 30 day period referred to in the foregoing  sentence.  If Seller  disagrees with such  determination,  Seller shall deliver to the Board of Directors a written notice of objection within ten days.  Upon  receipt  of  Seller's  written  notice of  objection,  the Board of
Directors  and Seller will  negotiate in good faith to agree on such Fair Market
Value of a Share.  If such  agreement  is not  reached  within 30 days after the delivery  of  Seller's  objection,  (i) Fair  Market  Value of a Share  shall be determined  by an  appraiser  jointly  selected  by the Board of  Directors  and
Seller,  in the  event  the  Board  of  Directors'  determination  and  Seller's determination differ by more than ten percent (10%) or (ii) Fair Market Value of a  Share  shall  be  deemed  to be  the  average  of  the  Board  of  Directors'
determination and Seller's determination if the two determinations do not differ by more  than  ten  percent  (10%).  If Fair  Market  Value  of a Share is to be determined  by an  appraiser,  such  appraiser  shall  submit  to the  Board  of
Directors  and Seller a report  within 30 days of its  engagement  setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of Seller's  objection,  within seven days, each party shall submit the names of four independent  firms which are engaged in the business of valuing  non-public  securities,  and each party shall be entitled to strike two names from the other party's list of firms,  and the appraiser shall be selected by lot from the remaining four firms.  The expenses of such  appraiser  shall be borne by Buyer. The determination of such appraiser as to Fair Market Value of a

Share shall be final and binding upon all parties.  Notwithstanding  anything to the contrary herein, the determination of Fair Market Value of a Share shall not include any premium (or discount) for control (or lack of control).

"FINANCIAL STATEMENTS" shall have the meaning given such term in Section 2.4.

"GAAP" shall have the meaning given such term in Section 2.4.

"GOVERNING DOCUMENTS" shall have the meaning given such term in Section 2.1(b).

"GOVERNMENTAL  AUTHORIZATIONS" shall have the meaning given such term in Section
2.11(b).

"GROSS  MARGIN" shall mean revenue less all direct labor expense  (i.e.,  salary and benefits of billed  personnel) and all other direct expenses,  including but not limited to: Bad Debt Write-off of Seller Division, referral fees, travel and entertainment directly attributable to the effort, and cost of outsourced labor.

"INDEMNITEE" shall have the meaning given such term in Section 10.5.

"INDEMNITOR" shall have the meaning given such term in Section 10.5.

"INDEMNITY FUNDS" shall have the meaning given such term in Section 10.4(d).

"INDEPENDENT  CONTRACTOR  AGREEMENT"  shall have the meaning  given such term in
Section 1.1(k).

"INITIAL  PURCHASE  PRICE"  shall  have the  meaning  given such term in Section
1.3(a).

"INTELLECTUAL PROPERTY ASSETS" shall have the meaning given such term in Section
2.15.

"INTERIM BALANCE SHEET" shall have the meaning given such term in Section 2.17.

"LEASES" shall have the meaning given such term in Section 2.6.

"LEGAL REQUIREMENT" shall have the meaning given such term in Section 2.11(a).

"MATERIAL CONSENTS" shall have the meaning given such term in Section 6.3.

"MATERIAL CUSTOMER" shall have the meaning given such term in Section 2.21.

"MAXIMUM EARNOUT" shall have the meaning given such term in Section 1.3(e)(i).

"NON-MATERIAL CONSENTS" shall have the meaning given such term in Section 1.8.

"NOVATION"  shall mean a novation  required  under any Seller  Contract,  and/or required  by  federal,  state or local law or  regulation.  Any Seller  Contract between  Seller and any federal  government  or federal  governmental  entity is subject to 48 CFR 42.12.

"ORDER" shall have the meaning given such term in Section 2.12(b).

"ORDINARY  COURSE OF BUSINESS"  means an action that is consistent in nature and scope with Seller's or Buyer's past practices,  as the case may be, taken in the ordinary course of the normal  day-to-day  operations of Seller or Buyer, as the case may be, and that does not require  specific  authorization  by the Board of
Directors  of Seller or of Buyer,  as the case may be, or  authorization  of the members of Seller or stockholders of Buyer, as the case may be.

"OTHER ASSETS" shall have the meaning given such term in Section 8.9(a)(ii).

"OTHER BUSINESS" shall have the meaning given such term in Section 8.9(b)(i).

"OTHER   LIABILITIES"  shall  have  the  meaning  given  such  term  in  Section
8.9(a)(ii).

"PERMITTED ENCUMBRANCE" shall have the meaning given such term in Section 1.1.

"PERSON"  shall  mean  any  individual,  corporation,  association,  partnership
(general or limited), joint venture, trust, unincorporated organization, limited liability company,  any other entity or organization of any kind or a government or any  department,  agency,  authority,  instrumentality  or  political  Seller
Division thereof.

"PRE-CLOSING CONSENTS" shall have the meaning given such term in Section 1.8.

"PROMISSORY NOTE" shall have the meaning given such term in Section 1.3(c).

"PROPRIETARY ASSETS" shall have the meaning given such term in Section 2.15.

"PURCHASE  PRICE  ADJUSTMENT"  shall have the meaning given such term in Section
1.3(a).

"QUALIFIED  APPRAISER" shall mean an appraiser duly appointed in accordance with
Section 8.9(e).

"REAL PROPERTY" shall have the meaning given such term in Section 1.1(a).

"RELATED PERSON" shall have the meaning given such term in Section 2.16.

"REMAINDER  EARNOUT AMOUNT" shall mean the amount equal to (i) the total Earnout that Seller may have  received  during the entire  Earnout  Period  according to
EXHIBIT C, but for the Triggering Event, less (ii) the amount of Earnout already paid to Seller.

"RETAINED LIABILITIES" shall have the meaning given such term in Section 1.4(b).

"SEC FILINGS" shall have the meaning given such term in Section 3.9.

"SELLER CONTRACT" shall have the meaning given such term in Section 1.1(d).

"SELLER DIVISION" shall have the meaning given such term in Section 8.9(a)(i).

"SELLER  DIVISION  BUSINESS"  shall have the meaning  given such term in Section
8.9(b)(ii).

"SELLER  DIVISION  RECORDS"  shall have the  meaning  given such term in Section
8.9(a)(i).

"SELLER  INDEMNIFIED  PERSONS" shall have the meaning given such term in Section
10.3.

"SELLER'S BANK LINE OF CREDIT" shall mean that certain revolving credit facility between Seller and Chambers Bank.

"SELLER'S  CLOSING  DOCUMENTS" shall have the meaning given such term in Section
2.2(a).

"SELLER"  shall  have  the  meaning  given  such  term in the  preamble  of this
Agreement.

"STOCK PORTION" shall have the meaning given such term in Section 1.3(a).

"TANGIBLE  PERSONAL  PROPERTY" shall have the meaning given such term in Section
1.1(b).

"TRADE  ACCOUNTS  PAYABLE"  shall  have the  meaning  given such term in Section
1.4(a)(i).

"TRIGGERING  EVENT"  shall be  deemed  to occur if (i) the  Seller  Division  is liquidated, reorganized, restructured or otherwise significantly altered without
Witt's consent; (ii) prior to the consummation of a Buyer Change of Control, the successor  to  Buyer  does  not  execute  and  deliver  to  Seller  a  Successor
Undertaking;  (iii)  prior to the  consummation  of a Buyer  Private  Change  of
Control,  the  successor  to Buyer  does not  execute  and  deliver  to Seller a
Successor  Undertaking  containing  an additional  covenant  that  obligates the successor  to pay the Earnout in cash only;  (iv) more than 50% of the assets of the Seller Division are sold or otherwise  disposed  without Witt's consent;  or
(v) the stockholders of Buyer approve a plan of complete liquidation of Buyer or an agreement for the sale or disposition by Buyer of all or substantially all of
Buyer's assets  (unless such  liquidation or sale or disposition is not actually consummated).  Notwithstanding  the foregoing,  a Triggering  Event shall not be deemed  to  have  occurred  if the  merger,  plan  of  liquidation  or  sale  of substantially  all assets approved by stockholders is not consummated  following such  stockholder  approval and the transaction is abandoned,  then a Triggering
Event shall be deemed not to have occurred.

"TRUE-UP  STATEMENT"  shall mean that statement that is prepared by Seller on or before ninety (90) days after the Closing in  connection  with  calculating  the
Purchase Price Adjustment, substantially in the form of EXHIBIT A.

"WITT  EMPLOYMENT  AGREEMENT"  shall have the meaning given such term in Section
1.7(a)(vi).

"WITT" shall mean James Lee Witt, an individual.

                                    ANNEX B:

                             PERMITTED ENCUMBRANCES

                  Permitted Encumbrances shall include the following:

                           (i)  purchase  money  Encumbrances  on  any  property
         acquired by Seller in the Ordinary  Course of Business,  provided  that the value of such lien does not  exceed  the value of the  property  so acquired;

                           (ii)  Encumbrances,  deposits or pledges  required to
         secure  payments  due  in  connection   with  workmen's   compensation,
         unemployment  insurance  or other  social  security  or old age pension obligations;

                           (iii)   Encumbrances   for  taxes,   assessments   or
         governmental  charges  which are not yet due or which are  subject to a contest;

                           (iv)  legal  or  equitable  Encumbrances  arising  in
         connection with legal proceedings if the same is subject to a contest;

                           (v) minor defects,  irregularities,  encumbrances and
         clouds on title and statutory liens which do not materially  impair the property affected thereby;

                           (vi) liens to secure  performance  of bids,  tenders,
         contracts  (other than for the repayment of borrowed  money) or leases, or for  purposes  of like  general  nature  in the  Ordinary  Course of
         Business;

                           (vii)    mechanic's,    workmen's,     materialmen's,
         construction  or other like liens  arising  in the  Ordinary  Course of
         Business; and

                           (xii) any easements.